CENTURY II ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund – Series I Shares
AIM V.I. Core Equity Fund – Series I Shares
AIM V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund
American Century VP Income & Growth Fund
American Century VP International Fund
American Century VP Mid Cap Value Fund
American Century VP Ultra® Fund
American Century VP Value Fund
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Developing Leaders Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares

Federated Insurance Series
Federated Clover Value Fund II (formerly Federated American Leaders Fund II)
Federated High Income Bond Fund II
Federated Prime Money Fund II
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2
VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities Fund – Class 2
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2

JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance TrustSM
MFS Growth Series – Initial Class Shares
MFS Research Series – Initial Class Shares
MFS Research Bond Series – Initial Class Shares
MFS Strategic Income Series – Initial Class Shares
MFS Total Return Series – Initial Class Shares
MFS Utilities Series – Initial Class Shares

Seligman Portfolios, Inc.
Seligman Capital Portfolio – Class 2
Seligman Communications and Information Portfolio – Class 2
Seligman Smaller-Cap Value Portfolio – Class 2

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 3%.

The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three coverage options available under the Contract:

•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the contract value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.

We guarantee that the death proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2009.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	16
KANSAS CITY LIFE INSURANCE COMPANY	16
FIXED ACCOUNT	16
THE VARIABLE ACCOUNT AND THE FUNDS	16
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	16
THE FUNDS	16
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	23
CHARGES AND DEDUCTIONS	23
PREMIUM EXPENSE CHARGE	23
MONTHLY DEDUCTION	23
DAILY MORTALITY AND EXPENSE RISK CHARGE	25
TRANSFER PROCESSING FEE	25
SURRENDER CHARGE	26
PARTIAL SURRENDER FEE	26
FUND EXPENSES	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	27
OWNERSHIP	27
CHANGE OF OWNERSHIP	27
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	28
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATIONS AND TRANSFERS	29
PREMIUM ALLOCATIONS AND CREDITING	29
TRANSFER PRIVILEGE	29
DOLLAR COST AVERAGING PLAN	31
PORTFOLIO REBALANCING PLAN	32
CHANGES IN THE CONTRACT OR BENEFITS	32
SUPPLEMENTAL AND/OR RIDER BENEFITS	32
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	42
PREMIUMS	43
PREMIUMS	43
PREMIUMS TO PREVENT LAPSE	44
HOW YOUR CONTRACT VALUES VARY	45
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	45
DETERMINING THE CONTRACT VALUE	45
CASH SURRENDER VALUE	46
COMPANY HOLIDAYS	46
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	46
AMOUNT OF DEATH PROCEEDS	47
COVERAGE OPTIONS	47
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	47
CHANGES IN COVERAGE OPTION	47
CHANGES IN SPECIFIED AMOUNT	48
SELECTING AND CHANGING THE BENEFICIARY	49
CASH BENEFITS	49
CONTRACT LOANS	49
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	50
PARTIAL SURRENDERS	50
PAYMENT OPTIONS	51
PAYMENT OF PROCEEDS	52
REINSTATEMENT	52
TAX CONSIDERATIONS	53
INTRODUCTION	53
TAX STATUS OF THE CONTRACT	53
TAX TREATMENT OF CONTRACT BENEFITS	53
OUR INCOME TAXES	56
POSSIBLE TAX LAW CHANGES	56
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	57
SALE OF THE CONTRACTS	57
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	58
LITIGATION	58
CHANGE OF ADDRESS NOTIFICATION	59
FINANCIAL STATEMENTS	59
DEFINITIONS	60
APPENDIX A	63
APPENDIX B	64
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	65

SUMMARY OF THE CONTRACT

The Contract is an individual flexible premium variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the Insured.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits. We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT”)

•	There are three Coverage Options available:

•	Option A--at least equal to the Specified Amount.
•	Option B--at least equal to the Specified Amount plus Contract Value.
•	Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.

•
A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested).  This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS”)

•
There is flexibility to change the Coverage Option and Specified Amount.  However, Coverage Option C is only available at issue.  (See “CHANGES IN COVERAGE OPTION” for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 5% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS”)

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS”)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code (“Code”).  Therefore, the death benefit generally should be excludable from the gross income of its recipient, but may be subject to state and federal estate taxes.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender or surrender the Contract.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS,”)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See “PREMIUMS TO PREVENT LAPSE”)  However, we guarantee to keep the Contract in force during the first seven years of the Contract as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.

•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit.
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider.
•	Accelerated Death Benefit/Living Benefits Rider.
•	Accelerated Death Benefit/Terminal Illness Rider.

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations.  We may prepare, for use in marketing and other materials, tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate.

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown, even if actual returns averaged the rates used in the illustrations but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS”)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See “RISK OF LAPSE”)  A surrender or partial surrender may have tax consequences. (See “TAX CONSIDERATIONS”)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See “TAX CONSIDERATIONS”)

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge	Upon receipt of each Premium Payment	5% of each Premium Payment	5% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 15 Contract Years[3]	$6.02 - $45.00 per $1,000 of the Specified Amount	$6.02 - $45.00 per $1,000 of the Specified Amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 15 Contract Years[3]	$21.91 per $1,000 of the Specified Amount	$21.91 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix A and Appendix B.
3 If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age and sex at the time of the increase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $25.01 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.09 per $1,000 of net amount at risk[5]	$0.05 per $1,000 of net amount at risk[5]
Monthly Expense Charge[6]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$10	$10
Per Thousand Charge	On the Contract Date and on each Monthly Anniversary Day	$0.00 - $1.36 per $1,000 of Specified Amount	$0.00 - $1.36 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%

4 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, and risk class.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
6 The monthly expense charge is the sum of the maintenance charge and the per thousand charge.
7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (3%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 5%.  Therefore, the net cost of a preferred loan is 0% per year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Rider	NA	No Charge	No Charge
Lifetime Guaranteed Minimum Death Benefit	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[5]	$0.01 - $0.32 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of net amount at risk[5]	$0.01 per $1,000 of net amount at risk[5]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

8 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex and risk class, and may vary based on the Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of rider coverage amount	$0.01 - $30.39 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Additional Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $20.26 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of net amount at risk[5]	$0.04 per $1,000 of net amount at risk[5]
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.57 per $100 of coverage amount for a 20 year payout	$1.51 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 - $8.25 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.03 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit
$200 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

$0 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS.”

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2008.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES9

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.28%	1.79%[10]

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2008.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2008.

ANNUAL PORTFOLIO OPERATING EXPENSES11

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2008.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund – Series I Shares	0.61%	NA	0.30%	0.01%[12]	0.92%[13]	NA14	NA
AIM V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.01%[12]	0.91%[13]	0.01%[14]	0.90%
AIM V.I Technology Fund – Series I Shares	0.75%	NA	0.41%	0.01%[12]	1.17%[13]	0.01%[14]	1.16%

12 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests.  You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired fund fees and expense are included in the total returns of the Fund.
13 The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.  In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  These credits are used to pay certain expenses incurred by the Fund.
14 The Fund’s advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.  Fee Waiver reflects this agreement.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	1.00%	NA	0.01%[15]	NA	1.01%[16]	NA	NA
American Century VP Income & Growth Fund	0.70%	NA	0.00%[17]	NA	0.70%[16]	NA	NA
American Century VP International Fund	1.36%	NA	0.01%[15]	NA	1.37%[18]	NA	NA
American Century VP Mid Cap Value Fund	1.00%	NA	0.01%[15]	NA	1.01%[19]	NA	NA
American Century VP Ultra® Fund	1.00%	NA	0.01%[15]	NA	1.01%[16]	NA	NA
American Century VP Value Fund	0.94%	NA	0.01%[15]	NA	0.95%[16]	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.48%	0.25%	0.01%[15]	NA	0.74%[16]	NA	NA

15 Other expenses include the fees and expenses of the Fund’s independent trustees and their legal counsel, interest, and if applicable, acquired fund fees and expenses.
16 The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate.  The fee shown is based on assets during the Fund’s most recent fiscal year.  The Fund has a stepped fee schedule.  As a result, the Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.  For more information about unified management fee, including an explanation of strategy assets, see the Fund’s prospectus.
17 Other expenses, which include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.
18 The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate.  The fee shown is based on assets during the Fund’s most recent fiscal year.  The Fund has a stepped fee schedule.  As a result, the Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.  The fee shown has been restated to reflect current fees.  As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights in the Fund’s prospectus.  For more information about the unified management fee, including an explanation of strategy assets, see the Fund’s prospectus.
19 The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate.  For more information about the unified management fee, see the Fund’s prospectus.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.44%[20]	NA	1.19%	NA	NA

20 For the first quarter ended March 31, 2009, the Portfolio incurred 0.67% (annualized) in “Other Expenses” due to a decrease in the Portfolio’s net assets. "Other Expenses" include certain expenses incurred in connection with the Portfolio's investment in Calamos Government Money Market Fund.  These expenses are less than 0.01%.  On May 15th, 2009, the Calamos Government Money Market Fund will liquidate and the Portfolio will no longer invest in this Fund.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Developing Leaders Portfolio – Initial Shares[21]	0.75%	NA	0.08%	NA	0.83%	0.13%	0.70%
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.03%	NA	0.28%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.10%	NA	0.85%	NA	NA

21 Through May 1, 2010, The Dreyfus Corporation has undertaken that, if the aggregate expenses, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70% of the value of the Portfolio’s average daily net assets, the Portfolio may deduct some of the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Clover Value Fund II (formerly Federated American Leaders Fund II)	0.75%	NA	0.59%	NA	1.34%	0.34%	1.00%
Federated High Income Bond Fund II	0.60%	NA	0.44%	NA	1.04%	0.25%	0.79%
Federated Prime Money Fund II	0.50%	NA	0.53%	NA	1.03%	0.36%	0.67%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.56%	0.25%	0.10%	NA	0.91%	NA	0.90%[22]
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%[23]	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%[23]	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%[23]	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[23]	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%[23]	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.67%	0.92%[23]	NA	NA

22 A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.  In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%.  These offsets may be discontinued at any time.
23 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2[24]	0.80%	0.25%	0.30%	NA	1.35%	0.32%	1.03%
Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.50%	0.25%	0.28%	0.02%[25]	1.05%	0.02%[25]	1.03%
Templeton Developing Markets Securities Fund – Class 2	1.24%	0.25%	0.29%	0.01%[25]	1.79%	0.01%[25]	1.78%
Templeton Foreign Securities Fund – Class 2	0.64%	0.25%	0.15%	0.02%[25]	1.06%	0.02%[25]	1.04%

24 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ended April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $382.6 million on December 31, 2008, it is estimated that the increase for the year ending April 30, 2010 will be 0.14%, which is a 0.09% increase in the management fee and a 0.05% increase in the administration fee, for common annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) of 0.78%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
25 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case) to the extent of the Fund’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.21%[26]	0.01%[27]	0.87%[28],[29]	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.37%[30]	0.01%[27]	1.03%[28],[31]	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.23%[32]	NA	0.78%[28],[33]	NA	NA

26 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Mid Cap Value Portfolio where the accounting survivor is the JPMorgan Mid Cap Value Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio's fund administration agreement.
27 “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end.  This amount reflects the allocation only through the fiscal year ending 12/31/08.  “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.
28 The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
29 JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Portfolio’s Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/10. Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Expenses of the Portfolio would have been 0.86% of the average daily net assets for Class 1 Shares.
30 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio's fund administration agreement.
31 JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Portfolio’s Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of the average daily net assets through 4/30/10. Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Expenses of the Portfolio would have been 1.02% of the average daily net assets for Class 1 Shares.
32 “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.
33 JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Portfolio’s Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of the average daily net assets through 4/30/10.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance TrustSM
MFS Growth Series – Initial Class Shares	0.75%	NA	0.08%[34]	NA	0.83%[34]	NA	NA
MFS Research Series – Initial Class Shares	0.75%	NA	0.13%[34]	NA	0.88%[34]	NA	NA
MFS Research Bond Series – Initial Class Shares	0.50%	NA	0.14%[34]	NA	0.64%[34]	NA	NA
MFS Strategic Income Series – Initial Class Shares	0.70%	NA	0.47%[34]	NA	1.17%[34]	0.32%[35]	0.85%[34]
MFS Total Return Series – Initial Class Shares	0.74%	NA	0.07%[34]	NA	0.81%[34]	NA	NA
MFS Utilities Series – Initial Class Shares	0.72%	NA	0.09%[34]	NA	0.81%[34]	NA	NA

34 The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Portfolio Annual Operating Expenses" would be lower.
35 MFS has agreed in writing to bear the Fund’s expenses, such that "Other Expenses," determined without giving effect to the expense offset arrangement that reduces the Fund’s custodian fee, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2010.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Seligman Portfolios, Inc.
Seligman Capital Portfolio – Class 2	0.40%	0.25%	0.66%	NA	1.31%	NA	NA
Seligman Communications and Information Portfolio – Class 2	0.75%	0.25%	0.36%	NA	1.36%	NA	NA
Seligman Smaller-Cap Value Portfolio – Class 2	1.00%	0.25%	0.25%	NA	1.50%	0.03%	1.47%[36]

36 Effective May 9, 2009, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board.  Any amounts waived will not be reimbursed by the Portfolio.  Under this agreement, Total Portfolio Annual Operating Expenses After Reimbursement will not exceed 1.47% of the Portfolio’s Class 2 shares.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 3%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund – Series I Shares (Manager: Invesco Aim Advisors, Inc. (“Inveso Aim”) – Sub-adviser(s): Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited).  It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc.  The combined entity will serve as the fund’s investment adviser.  Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities.  Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.  The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing primarily in common stocks of companies of all market capitalizations.  The Fund may invest up to 25% of its total assets in foreign securities.

AIM V.I. Core Equity Fund – Series I Shares (Manager: Invesco Aim Advisors, Inc. (“Inveso Aim”) – Sub-adviser(s): Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited).  It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc.  The combined entity will serve as the fund’s investment adviser.  Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities.  Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction. The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities.  In complying with this 80% investment requirement, the Fund’s investments may include synthetic instruments.  Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.  The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.

AIM V.I. Technology Fund – Series I Shares (Manager: Invesco Aim Advisors, Inc. (“Inveso Aim”) – Sub-adviser(s): Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc.  The combined entity will serve as the fund’s investment adviser.  Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities.  Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.  The Fund’s investment objective is capital growth.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

American Century VP Income & Growth Fund (Manager: American Century Investment Management, Inc.).  American Century VP Income & Growth seeks capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in common stocks, using quantitative models to construct the Portfolio.

American Century VP International Fund (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Portfolio is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.  International investment involves special risk considerations.  These include economic and political conditions, expected inflation rates and currency swings.  Investing in emerging markets involves extra risks compared to securities of more developed countries.

American Century VP Mid Cap Value Fund (Manager: American Century Investment Management, Inc.). American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The Fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.  Mid cap stocks may involve greater risks than stocks of larger, more established companies.

American Century VP Ultra® Fund (Manager: American Century Investment Management, Inc.).  American Century VP Ultra seeks long-term capital growth. The Fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

American Century VP Value Fund (Manager: American Century Investment Management, Inc.).  American Century VP Value seeks long-term capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.  The Fund may invest in medium sized and smaller companies which may involve greater risk than stocks of larger, more established companies.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  American Century VP Inflation Protection Fund seeks long-term total return using a strategy that seeks to protect against U.S. inflation.  The Fund invests in investment grade debt securities.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.).  The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income.  The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. companies without regard to market capitalization.  In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Portfolio seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Portfolio first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Portfolio then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Portfolio also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects.

Developing Leaders Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase. Because the Portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the Portfolio’s holdings can have market capitalizations in excess of $2 billion at any given time. The Portfolio’s investments may include common stocks, preferred stocks and convertible securities. The Portfolio managers will select stocks through a “bottom-up” approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model which measures more than 40 stock characteristics to identify and rank stocks based on: fundamental momentum; relative value; future value; long-term growth; and additional factors. Next, through a “bottom-up” approach, the Portfolio managers will focus on stock selection as opposed to making proactive decisions about industry or sector exposure. The Portfolio managers will attempt to construct a Portfolio that has exposure to industries and market capitalizations that is generally similar to the Portfolio’s benchmark.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P adjusts each company’s stock weighted in the index by the number of available float shares (i.e., those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The fund also may use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards determined as described below and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the Portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including: value, or how a stock is priced relative to its perceived intrinsic worth; and growth, in this case the sustainability or growth of earnings; financial profile, which measures the financial health of the company. Next, based on fundamental analysis, the Portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The Portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector. The Portfolio managers then evaluate each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of: protection and improvement of the environment and the proper use of our natural resources; occupational health and safety; consumer protection and product purity; and equal employment opportunity.

Federated Insurance Series

Federated Clover Value Fund II (formerly Federated American Leaders Fund II) (Manager: Federated Equity Management Company of Pennsylvania).  The primary investment objective of the Federated Clover Value Fund II is to achieve long-term growth of capital.  The Fund's secondary objective is to provide income.  The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations.  The Fund’s investment adviser (Adviser) seeks to achieve the Fund’s investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as “junk bonds.”

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector and normally invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund – Class 2 (Manager: Franklin Advisers, Inc.).  Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

Templeton Developing Markets Securities Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: JPMorgan Investment Advisors Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: JPMorgan Investment Advisors Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance TrustSM

MFS Growth Series – Initial Class Shares (Manager:  MFS Investment Management®).  The Growth Series investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Series – Initial Class Shares (Manager:  MFS Investment Management®).  The Research Series investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Bond Series – Initial Class Shares (Manager:  MFS Investment Management®). The Research Bond Series investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Strategic Income Series – Initial Class Shares (Manager:  MFS Investment Management®).  The Strategic Income Series investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Total Return Series – Initial Class Shares (Manager:  MFS Investment Management®).  The Total Return Series investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS Utilities Series – Initial Class Shares (Manager:  MFS Investment Management®). The Utilities Series investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The objective is capital appreciation.  The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Portfolio’s objective is capital gain.  The Portfolio seeks to achieve this objective by investing at least 80% of its net assets in securities of companies operating in the communications, information and related industries.  The Portfolio may invest in companies of any size.

Seligman Smaller-Cap Value Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes, we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 5% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See “PREMIUM ALLOCATIONS AND CREDITING”)  The Monthly Deduction consists of:

•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount and risk class.  We currently place Insureds in one of the following classes, based on underwriting:

•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User
•	Preferred Non-tobacco User
•	Preferred Elite Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 3% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See “HOW YOUR CONTRACT VALUES VARY” for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“2001 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 2001 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS”)  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.

Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See “DETERMINATION OF CONTRACT DATE”)  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:

•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $10 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $1.36 per thousand of Specified Amount per month.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit. We assess a monthly charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•
Accelerated Death Benefit/Terminal Illness Rider.  We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.90% of net assets.  The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured’s issue age (as shown in Appendix B).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 15th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.

THE CONTRACT

PURCHASING A CONTRACT

The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment plan or combined billing arrangement.  (See “PREMIUMS”)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The currently available issue ages are 0 through 80 on a standard non-tobacco user basis, 0 through 80 on a preferred non-tobacco user basis, 15 through 80 on a preferred elite non-tobacco user basis, 15 through 80 on a standard tobacco user basis, and 15 through 80 on a preferred tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See “TAX CONSIDERATIONS”)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium with Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund the greater of Premiums paid or Contract Value within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Prime Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount during the 30-day period, and if you return the Contact during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Guaranteed Minimum Death Benefit Rider (GMDB)

Issue ages:  0-59

There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.

This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

If one of the above options is not selected, we will terminate your Contract and all riders.

If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:

•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

We have the right to deny reinstatement of the rider more than once during the life of the Contract.

This benefit terminates on the earliest of:

•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	the Insured’s Age 65; or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Lifetime Guaranteed Minimum Death Benefit Rider (LGM)

Issue ages:  Same as the Contract

This rider must be requested at issue of the Contract and is not available with Coverage Option C.

This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.

If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

If one of the above options is not selected, we will terminate your Contract and all riders.

If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:

•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

We have the right to deny reinstatement of the rider more than once during the life of the Contract.

This benefit terminates on the earliest of:

•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Disability Continuance of Insurance (DCOI)

Issue ages: 15-55, renewal through Age 59

This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue ages:  15-55, renewal through Age 59

This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Accidental Death Benefit (ADB)

Issue ages:  5-60

This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue ages:  0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider contract for the specific dates.

Spouse's Term Insurance (STI)

Issue ages:  15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue ages:  14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.

Other Insured Term Insurance (OI)

Issue ages:  0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Additional Life Insurance Rider (ALI)

Issue ages:  0-75

This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.

Monthly Benefit Rider (MBR)

Issue ages: 20-55

This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the Contract.  The coverage expires at the date shown in the Contract.

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue ages:  No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:

Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

Nursing Home Option.  This option will be available if:

•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);

•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.

We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.

Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination.  This rider terminates the earliest of:

• the date the Contract terminates for any reason;
• the date you cancel this rider; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)

Issue ages:  20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

More specifically, you may elect the confinement trigger if:

•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or

•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Benefit Base cannot exceed 90% of your Contract’s Specified Amount.

We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.

If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.

Your rider contract contains more information about the ELB.  Please read it carefully.

The rider contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider, but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/Terminal Illness Rider (TIR)

Issue ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:

•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.

For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

“E” is the contract’s total Premiums paid minus the total amount of partial surrenders.

You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:

•	the date your Contract terminates;
•	the date we pay an accelerated death benefit; or
•	the date you cancel this rider.

Example:

Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $47,119.05 after the deduction of a $2,380.95 interest charge and a $500 loan repayment amount.

After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,380.95
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$47,119.05
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See “TAX CONSIDERATIONS”)

There is no charge for this rider.

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract’s cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a

Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.

Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See “PLANNED PREMIUMS”)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See “TAX CONSIDERATIONS”)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test” as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS")

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See “ALLOCATIONS AND TRANSFERS”)

General Premium Information.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See “CONTRACT LOANS”)

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.

Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See “PREMIUMS TO PREVENT LAPSE” and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for seven years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:

•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial seven Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See “CHANGES IN SPECIFIED AMOUNT”)

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:

•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See “AMOUNT OF DEATH PROCEEDS”)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT”)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See “PREMIUMS TO PREVENT LAPSE,” "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

A monthly bonus of 0.03333% (0.40% on an annualized basis) of your Variable Account Value may be paid in Contract Years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $500,000 in years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $100,000 in years 21 and after.  We will credit any bonus on each Monthly Anniversary Day.  These bonuses are not guaranteed.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Subaccount Accumulation Units credited to a Contract will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.

Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See “SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE”)  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See “PAYMENT OF PROCEEDS” and “PAYMENT OPTIONS”)  We will pay the Death Proceeds to the Beneficiary.  (See “SELECTING AND CHANGING THE BENEFICIARY”)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the following:

•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS”)

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of three Coverage Options, which will be used to determine the death benefit:

•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

•
Option C:  death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made.  The more Premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable corridor percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The applicable corridor percentage varies by Age, sex, risk class, Specified Amount, the number of years coverage has been in effect, and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B, you may not change it to Option C.  Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A change in Coverage Option may have tax consequences.  (See “TAX CONSIDERATIONS”) You should consult a tax adviser before changing the Coverage Option.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Specified Amount.

Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See “SURRENDER CHARGE”)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

•	to help ensure compliance with the guideline premium limitations; and
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract.

Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

•	a change in Planned Premiums may be advisable. (See “PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT”); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)  The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See “SURRENDER CHARGE”)  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's “free look” provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See “FREE LOOK RIGHT TO CANCEL CONTRACT”)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

Interest.  We will charge interest on any Loan Balance at an annual rate of 5%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 3%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 5%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser if you are considering taking out a preferred loan.

Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the unloaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, (see “TAX CONSIDERATIONS.”)  In particular, if your Contract is a “modified endowment contract,” loans may be currently taxable and subject to a 10% penalty tax.  In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Proceeds.  (See “AMOUNT OF DEATH PROCEEDS”)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination.  (See “PREMIUMS TO PREVENT LAPSE”)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See “SURRENDER CHARGE”)  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See “PAYMENT OPTIONS”)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “PARTIAL SURRENDER FEE”)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.

We have the right to reject a partial surrender request if:

•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.  Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We determine the amount of the Death Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  Due to the Contract’s flexibility with respect to Premium Payments and benefits, each Contract’s circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the “7-pay test.”  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after

July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009.  EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009.  EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.  Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption.  For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts).  We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  85% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 2% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.20% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in Premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you have provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on the birthday closest to the Contract Date. Age means the issue age plus the number of completed Contract Years. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insured	The person whose life we insure under the Contract.

Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX A

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.00
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.00
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.00
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.00
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.00
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.00
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58

APPENDIX B

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 15-16

	Ages-------->
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2009.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 3% interest annually. The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.  We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUMS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUMS TO PREVENT LAPSE

Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

2

amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the five risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, Preferred Non-tobacco, or Preferred Elite Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Non-tobacco and Preferred Non-Tobacco rates are available for Issue Ages 0-80.  Standard Tobacco, Preferred Non-tobacco and Preferred Elite Non-Tobacco rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

•
The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.

•
Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco.  If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2006	$2,476,131.00	$148,829.00
2007	$2,800,860.00	$90,469.00
2008	$2,189,088.00	$85,139.00
* Includes sales compensation paid to registered persons of Sunset Financial.

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PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts.  Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and

4

possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios.  The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio.  Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

5

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 3% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008; the statement of net assets of the Variable Account as of December 31, 2008 and the related statement of operations for the period or year ended December 31, 2008 and statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2008, and financial highlights for each of the periods or years in the five-year period ended December 31, 2008; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  Their report on the consolidated financial statements contains an explanatory paragraph stating that as discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection

6

with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB 109”, effective January 1 , 2007.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2008 and 2007; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2008.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2008; and
•
related statement of operations for the period or year ended December 31, 2008, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2008, and financial highlights for each of the periods or years in the five-year period ended December 31, 2008.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

	December 31
	2008	2007
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2008 - $2,534,372; 2007 - $2,619,109)	$2,342,873	$2,631,073
Equity securities available for sale, at fair value
(cost: 2008 - $45,152; 2007 - $57,906)	44,537	59,149
Mortgage loans	445,389	450,148
Real estate	99,576	96,049
Policy loans	88,304	92,803
Short-term investments	35,138	36,522
Total investments	3,055,817	3,365,744

Cash	9,720	12,158
Accrued investment income	33,689	36,499
Deferred acquisition costs	263,756	217,512
Value of business acquired	82,855	73,517
Reinsurance receivables	168,390	162,340
Property and equipment	25,922	27,781
Income taxes	39,628	-
Other assets	28,749	36,164
Separate account assets	258,565	420,393
Total assets	$3,967,091	$4,352,108

LIABILITIES
Future policy benefits	$853,456	$851,823
Policyholder account balances	2,030,656	2,087,419
Policy and contract claims	34,913	31,742
Other policyholder funds	125,826	107,109
Notes payable	2,900	10,400
Income taxes	-	40,300
Other liabilities	133,668	118,521
Separate account liabilities	258,565	420,393
Total liabilities	3,439,984	3,667,707

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	36,281	30,244
Retained earnings	750,600	780,133
Accumulated other comprehensive loss	(130,799)	(19,811)
Treasury stock, at cost (2008 - 7,066,380 shares;
2007 - 6,731,643 shares)	(152,096)	(129,286)
Total stockholders' equity	527,107	684,401

Total liabilities and stockholders' equity	$3,967,091	$4,352,108

See accompanying Notes to Consolidated Financial Statements.

1

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

	Year Ended December 31
	2008	2007	2006
REVENUES
Insurance revenues:
Premiums	$180,782	$175,460	$175,926
Contract charges	109,007	111,422	114,496
Reinsurance ceded	(53,616)	(54,988)	(55,158)
Total insurance revenues	236,173	231,894	235,264
Investment revenues:
Net investment income	177,419	190,405	196,280
Realized investment gains (losses)	(52,271)	5,426	5,621
Other revenues	13,005	11,499	11,349
Total revenues	374,326	439,224	448,514

BENEFITS AND EXPENSES
Policyholder benefits	178,749	166,458	167,905
Interest credited to policyholder account balances	86,899	91,215	94,648
Amortization of deferred acquisition costs
and value of business acquired	42,084	40,333	42,311
Operating expenses	92,808	88,307	93,080
Total benefits and expenses	400,540	386,313	397,944

Income (loss) before income tax expense (benefit)	(26,214)	52,911	50,570

Income tax expense (benefit)	(9,164)	17,250	13,652

NET INCOME (LOSS)	$(17,050)	$35,661	$36,918

Other comprehensive income (loss), net of taxes:
Change in net unrealized gains and losses on
securities available for sale	$(89,921)	$6,396	$(16,240)
Change in minimum pension liability	(21,067)	(1,089)	3,652
Other comprehensive income (loss)	(110,988)	5,307	(12,588)
COMPREHENSIVE INCOME (LOSS)	$(128,038)	$40,968	$24,330

Basic and diluted earnings per share:
Net income (loss)	$(1.47)	$3.01	$3.11

See accompanying Notes to Consolidated Financial Statements.

2

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Year Ended December 31
	2008	2007	2006

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	30,244	25,852	25,063
Excess of proceeds over cost of treasury stock sold	6,037	4,392	789

End of year	36,281	30,244	25,852

RETAINED EARNINGS
Beginning of year	780,133	780,892	756,807
Net income (loss)	(17,050)	35,661	36,918
Stockholder dividends of $1.08 per share
(2007 - $3.08; 2006 - $1.08)	(12,483)	(36,420)	(12,833)

End of year	750,600	780,133	780,892

ACCUMULATED OTHER COMPREHENSIVE
LOSS
Beginning of year	(19,811)	(25,118)	(8,406)
Other comprehensive income (loss)	(110,988)	5,307	(12,588)
Adjustment to adopt SFAS No. 158	-	-	(4,124)

End of year	(130,799)	(19,811)	(25,118)

TREASURY STOCK, at cost
Beginning of year	(129,286)	(120,443)	(116,366)
Cost of 557,424 shares acquired
(2007 - 230,581 shares; 2006 - 87,167 shares)	(25,972)	(10,799)	(4,418)
Cost of 222,687 shares sold
(2007 - 140,121 shares; 2006 - 24,030 shares)	3,162	1,956	341

End of year	(152,096)	(129,286)	(120,443)

TOTAL STOCKHOLDERS' EQUITY	$ 527,107	$ 684,401	$ 684,304

See accompanying Notes to Consolidated Financial Statements.

3

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31
	2008	2007	2006
OPERATING ACTIVITIES
Net income (loss)	$(17,050)	$35,661	$36,918
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Amortization of investment premium	5,114	6,279	7,908
Depreciation	3,008	3,323	4,223
Acquisition costs capitalized	(27,804)	(28,642)	(26,554)
Amortization of deferred acquisition costs	34,989	31,073	34,919
Amortization of value of business acquired	7,094	9,260	7,392
Realized investment (gains) losses	52,271	(4,060)	(5,621)
Changes in assets and liabilities:
Future policy benefits	1,633	(2,258)	(6,083)
Policyholder account balances	(17,378)	(20,923)	(27,628)
Income taxes payable and deferred	(31,509)	1,577	3,946
Other, net	1,969	1,607	(5,484)
Net cash provided	12,337	32,897	23,936

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(251,136)	(313,080)	(274,662)
Equity securities	(8,300)	(15,249)	(10,761)
Mortgage loans	(49,273)	(54,816)	(72,569)
Real estate	(30,138)	(4,507)	(45,006)
Other investment assets	-	-	(1,003)
Sales of investments:
Fixed maturity securities	33,499	168,259	94,717
Equity securities	8,811	4,583	5,078
Real estate	30,613	22,457	18,778
Other investment assets	5,883	7,930	10,216
Maturities and principal paydowns of investments:
Fixed maturity securities	254,950	198,224	279,010
Equity securities	-	2,806	7,175
Mortgage loans	54,031	58,405	59,120
Net dispositions (additions) to property and equipment	3	(969)	(2,028)
Proceeds from sale of non insurance affiliate	-	10,104	-
Net cash provided	48,943	84,147	68,065

FINANCING ACTIVITIES
Proceeds from borrowings	100,962	122,830	23,065
Repayment of borrowings	(108,462)	(127,130)	(35,647)
Deposits on policyholder account balances	200,465	205,767	202,950
Withdrawals from policyholder account balances	(240,508)	(294,799)	(273,816)
Net transfers from separate accounts	8,556	11,706	16,451
Change in other deposits	4,525	13,703	(17,074)
Cash dividends to stockholders	(12,483)	(36,420)	(12,833)
Net acquisition of treasury stock	(16,773)	(4,451)	(3,288)
Net cash used	(63,718)	(108,794)	(100,192)

Increase (decrease) in cash	(2,438)	8,250	(8,191)
Cash at beginning of year	12,158	3,908	12,099

Cash at end of year	$9,720	$12,158	$3,908

See accompanying Notes to Consolidated Financial Statements.

4

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly owned subsidiaries.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the valuation allowance on deferred income tax assets.

Business Changes
On January 23, 2006 the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash.  On January 8, 2007, the Company completed the sale of Generations Bank after receiving regulatory approval from the Office of Thrift Supervision.  The gain on the sale was $1.9 million and is included in realized investment gains.  The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

In 2006, the Company entered into a Master General Agent and Marketing Agreement with American Republic Insurance Company (American Republic) under which American Republic agents market Kansas City Life’s insurance products.  Sales under this agreement are reflected in the Individual Insurance segment.

Investments
Investment income is recognized when earned.   Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

The Company’s fair value of fixed maturity and equity securities are determined by management, utilizing external pricing sources, brokers, and internal matrices.  At December 31, 2008 approximately 90% of these investments were from external pricing services while 10% were derived from brokers, internal matrices and calculations.  The Company reviews and analyzes its securities on an ongoing basis to determine whether impairments exist that are other-than-temporary. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  See Note 3 – Investments for further details.

Investment income on mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for

5

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

adjustable rate mortgage-backed securities where the prospective method is used.  Under the retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is determined based upon historical impairment experience and insurance industry studies.  Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, unimproved land for future development and low income housing tax credit (“LIHTC”) investments.  Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity.  The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company’s balance sheet, with unrealized gains or losses recorded in accumulated other comprehensive loss.  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances to reflect what would have been earned had those gains been realized and the proceeds reinvested.  The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, internal matrices and calculations.  Approximately 90% of these investments are from external pricing services while 10% are derived from brokers, internal matrices and calculations.  The investment portfolio is monitored regularly to ensure that investments which may be other-than-temporarily impaired are identified in a timely fashion and properly valued, and that impairments are charged against earnings as realized investment losses.  The valuation of the investment portfolio involves a variety of assumptions and estimates, especially for investments that are not actively traded.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  Further, detailed analysis is performed for each issue or issues having experienced a formal restructuring or where the security has experienced material deterioration in fair value.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to cost;
•	The length of time the fair value has been below cost;
•	The financial position of the issuer, including the current and future impact of any specific events;
•	The Company’s ability and intent to hold the security to maturity or until it recovers in value.

To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss, resulting in a reduction to the cost basis of the underlying investment.

6

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•	The risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates;
•
The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to hold the security to maturity or until it recovers in value;

•	The risk that inaccurate or misleading information could be provided to the Company’s investment professionals who determine the fair value estimates.

Any of these situations could result in a charge to income in a future period.

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.  The DAC unlocking adjustment was $3.0 million for the year ended 2008 (2007 – $3.4 million; 2006 – $0.7 million) which reduced the amortization of DAC.  During the fourth quarter of 2006, the Old American segment reduced its amortization of DAC by $1.2 million.  This adjustment, which is a correction of an understatement of the capitalization of DAC in prior periods, was not material to 2006 or any prior period financial statements.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The DAC increase from unrealized losses on fixed maturity securities was $51.2 million for year ended 2008 (2007 – $(0.7) million).

The following table provides information about DAC at December 31.

	2008	2007	2006

Balance at beginning of year	$217,512	$220,595	$226,963
Capitalization of commissions, sales and issue expenses	27,804	28,643	26,554
Gross amortization	(46,412)	(43,341)	(47,378)
Accrual of interest	11,422	12,268	12,459
Amortization due to realized investment (gains) losses	2,243	33	(58)
Change in DAC due to unrealized investment (gains) losses	51,187	(686)	2,055

Balance at end of year	$263,756	$217,512	$220,595

Value of Business Acquired
When a new block of business is acquired or when an insurance company is purchased, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  Amortization of VOBA

7

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  A VOBA unlocking adjustment was made in the second quarter of 2008, which increased the amortization of VOBA in the amount of $0.2 million for surrenders (2007 - $1.1 million; 2006 - no adjustment).

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The VOBA asset increased $15.2 million (2007 - $0.1 million) from unrealized losses on fixed maturity securities.

The following table provides information about VOBA at December 31.

	2008	2007	2006

Balance at beginning of year	$73,517	$82,769	$89,505
Gross amortization	(11,704)	(14,545)	(13,868)
Accrual of interest	4,610	5,285	6,476
Amortization due to realized investment (gains) losses	1,187	(76)	(195)
Change in VOBA due to unrealized investment losses	15,245	84	851

Balance at end of year	$82,855	$73,517	$82,769

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2008, interest accrued on the GuideOne acquisition VOBA at the rates of 4.53% on the interest sensitive life block, 4.05% on the deferred annuity block and 5.25% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2009 through 2013, is $7,385, $7,057, $6,480, $4,394, and $4,170, respectively.

Reinsurance
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience.  Reinsurance is effected on individual risks and through various quota share arrangements.  Business is reinsured primarily through yearly renewable term and coinsurance agreements.  Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage.  Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits.  The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.  The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value.  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

8

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2008	2007	2006

Balance at beginning of year	$420,393	$400,749	$367,860
Deposits on variable policyholder contracts	48,994	57,767	46,771
Transfers to general account	(11,486)	(2,476)	(2,686)
Investment performance	(135,280)	33,826	52,026
Policyholder benefits	(49,863)	(54,663)	(49,135)
Contract charges	(14,193)	(14,810)	(14,087)
Balance at end of year	$258,565	$420,393	$400,749

The total separate account assets were $258.6 million as of December 31, 2008.  Variable life and variable annuity assets comprised 29% and 71% of this amount, respectively.  Guarantees are offered under variable life and variable annuity contracts: a guaranteed minimum death benefit rider is available on certain variable universal life contracts, and guaranteed minimum death benefits are provided on variable annuities.  The guaranteed minimum death benefit rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The Company introduced a guaranteed minimum withdrawal benefit (GMWB) rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides a minimum guarantee that the owner can make annual withdrawals equal to 5% of the initial annuity deposit for twenty years, or for life if withdrawals were started at age 65 or later, regardless of market returns.  The value of variable annuity separate accounts with the GMWB rider was $31.1 million and the liability was $0.8 million at December 31, 2008.  The value of the GMWB rider is recorded at fair value.  The change in this liability is included in policyholder benefits in the Consolidated Statements of Income.

As of December 31, 2008, separate account balances for variable annuity contracts were $182.3 million.   The total reserve held for variable annuity guaranteed minimum death benefits was $0.5 million.  Additional information related to the guaranteed minimum death benefits and related separate account balances and net amount at risk (the amount by which the guaranteed minimum death benefit exceeds the account balance) as of December 31, 2008 is provided below:

	Separate	Net
	Account	Amount
	Balance	at Risk

Return of net deposits	$162,336	33,018
Return of the greater of the highest anniversary
contract value or net deposits	3,306	1,559
Return of the greater of every fifth year highest
anniversary contract value or net deposits	6,063	1,448
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	10,609	5,830
Total	$182,314	41,855

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and accident and health insurance.  Generally, amounts are payable over an extended period of time.  Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 VBT and the 1975-1980 Select and Ultimate Basic Table serve as the basis for mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

9

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.
The following table provides detail about future policy benefits at December 31.

	2008	2007

Life insurance	$620,136	$623,080
Immediate annuities and supplementary
contracts with life contingencies	192,212	186,813
Total	812,348	809,893

Accident and health insurance	41,108	41,930

Total future policy benefits	$853,456	$851,823

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts and investment-type contracts.  Liabilities for these policyholder account balances are included without reduction for potential surrender charges and deferred front-end contract charges.  The account balances for universal life contracts are equal to cumulative premiums, less contract charges and withdrawals, plus interest credited.  The account balances for fixed deferred annuities and investment-type contracts are equal to the cumulative deposits, less any applicable contract charges and withdrawals, plus interest credited.  Front-end contract charges are amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.50% (2007 – 3.00% to 5.50%; 2006 – 3.00% to 5.75%).

The following table provides detail about policyholder account balances at December 31.

	2008	2007

Universal life insurance	$1,013,172	$1,033,693
Fixed deferred annuities	956,216	987,014
Other	61,268	66,712

Policyholder account balances	$2,030,656	$2,087,419

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.  The cash flows from deposits are credited to policyholder account balances.  Deposits are not recorded as revenue under FASB Statement No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments.”  Deposits are shown as a Financing Activity in the Consolidated Statements of Cash Flows.

The Company measures its sales or new business production with two components: new premiums recorded and new deposits received.  Premiums and deposits are subdivided into two categories: new and renewal.  New premiums and deposits are measures of sales or new business production.  Renewal premiums and deposits occur as continuing business from existing customers.

10

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues and surrender charges.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination of the contract.  Certain contract charges for universal life insurance are not recognized in income immediately but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.  These contract charges, which are recorded as unearned revenues, are recognized into income in proportion to the expected future gross profits of the business.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  Surrender charges are fees imposed on policyholders upon cancellation of a policy.

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  A valuation allowance against deferred income tax assets may be required if future taxable income of the correct character is not expected.

The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the change in unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA, taxes and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS No. 158 – described below under New Accounting Pronouncements.  The adjustment to adopt SFAS No. 158 consisted of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.

Income (Loss) Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during the year was 11,566,805 shares (2007 – 11,836,213 shares; 2006 – 11,883,830 shares). The number of shares outstanding at year-end was 11,430,300 (2007 – 11,765,037).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the entity’s earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2008 approximated 5% of statutory premiums and 6% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

New Accounting Pronouncements
In October 2008, the FASB issued FASB Staff Position (FSP) No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active” (FSP FAS 157-3).  FSP FAS 157-3 clarifies the application of FASB Statement No. 157, “Fair Value Measurements”, in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active.  The Company adopted FSP FAS 157-3 on issuance, with no material impact to the consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts” (SFAS 163).  SFAS 163 clarifies how FASB Statement No. 60, “Accounting and Reporting by Insurance Enterprises”, applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claim liabilities.  This statement also requires expanded disclosures about financial guarantee insurance contracts.  This statement became effective

11

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

for financial statements issued for fiscal years beginning after December 15, 2008.  The Company adopted SFAS 163 on January 1, 2009 with no material impact to the consolidated financial statements as it does not sell financial guarantee insurance contracts.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162).  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements.  This statement shall be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.  The Company adopted SFAS 162 on issuance, with no material impact on the consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161).  This statement amends and expands the disclosure requirements of Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities”.  SFAS 161 requires companies with derivative instruments to disclose information about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under Statement 133, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  This statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2008.  The Company adopted SFAS 161 on January 1, 2009 with no material impact on the consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of SFAS No. 115” (SFAS 159).  SFAS 159 permits an entity to measure certain financial assets and liabilities at fair value.  Under SFAS 159, entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This statement became effective for years beginning after November 15, 2007.  Upon the adoption of SFAS 159, the Company was also required to adopt SFAS No. 157 concurrently.  The Company elected to not measure financial assets and liabilities at fair value other than those already prescribed, such as securities available for sale, securities identified in trading portfolios and certain derivatives and hedging activity that the Company participates in.  The Company adopted SFAS 159 on January 1, 2008 with no material impact to the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157).  SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.  SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets.  SFAS 157 amended SFAS 107, “Disclosure about Fair Value of Financial Instruments.”  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 157 on January 1, 2008 with no material impact to the consolidated financial statements.  Please see Note 2 Fair Value of Financial Instruments for disclosures pertaining to SFAS 157.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (SFAS 158).  SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the funded status of the benefit plans measured as of the sponsor’s fiscal year-end as of December 31, 2006.  The funded status is to be measured as the difference between the fair value of the plan assets and the projected benefit obligation at year-end.  The Company adopted this statement as of December 31, 2006.  Please see Note 8 – Pensions and Other Postretirement Benefits.

In August 2006, the Securities and Exchange Commission (SEC) adopted SEC Release No. 33-8732A, “Executive Compensation and Related Person Disclosure” which amends the disclosure requirements for executive and director compensation, related person transactions, director independence and other corporate governance matters and security ownership of officers and directors.  The release expanded the required tabular disclosures and added a narrative Compensation Discussion & Analysis (CD&A) which must describe the Company’s compensation policies and decisions.  The amendments in the release apply to disclosures included in Proxy and information statements, periodic and current reports, as well as other filings under the Securities Exchange Act of 1934 and to registration statements under the Exchange Act and the Securities Act of 1933.  For financial statement purposes, this release was effective for years ending on or after December 15, 2006.  The Company has adopted this release and includes the required disclosures in the appropriate filings.

12

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In June 2006, the FASB issued Interpretation 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 applies to all uncertain tax positions accounted for under SFAS No. 109 “Accounting for Income Taxes”.  FIN 48 addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority.  Previous statements provided no specific guidance related to such positions.  FIN 48 was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards (SFAS) No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments”.   SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract.  SOP 05-1 became effective for internal replacements occurring in fiscal years beginning after December 31, 2006.  Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted.  The Company adopted SOP 05-1 on January 1, 2007 with no material impact to the consolidated financial statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 “Accounting Changes and Error Corrections” (SFAS 154).  The Statement replaces APB Opinion No. 20 and SFAS 3.  SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle.  However, if it is impracticable to determine the effects of such changes, then other rules apply.  SFAS 154 became effective January 1, 2006.    The Company adopted this standard on January 1, 2006.  SFAS 154 had no immediate impact on the Company’s consolidated financial statements, though it will impact the presentation of future voluntary accounting changes, should such changes occur.

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" (SFAS 123R).  This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees.  SFAS 123R became effective January 1, 2006.  Historically, the Company had expensed all stock-based compensation using a fair-value-based measurement method.  The Company adopted this standard on January 1, 2006 with no material impact to the consolidated financial statements.  Please see Note 9 – Share-Based Payment.

All other Standards and Interpretations of those Standards issued during 2008 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. FAIR VALUE of FINANCIAL INSTRUMENTS

Fair Values Hierarchy
In accordance with SFAS 157, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.  Level 1 assets include U.S. Treasury Notes and Bonds, other U.S. Government securities and certain common and preferred stocks that are traded by dealers or brokers in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.  Level 2 assets include debt securities, preferred stocks and asset-backed securities that are model priced by vendors using observable inputs.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based  models, and similar techniques, using the best information available in the circumstances.  Level 3 assets include primarily private placements.

13

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Determination of Fair Value
Under SFAS 157, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in SFAS 157.  Accordingly, the Company uses an independent third party pricing service to price a significant portion of its fixed maturity securities and equity securities.

The Company performs an analysis on the prices received from third party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists.  In addition, in accordance with SFAS No. 157, the Company analyzed the third-party pricing services’ methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS No. 157 fair value hierarchy.

Fair value measurements for assets and liabilities where there exists limited or no observable market data, are often calculated using the Company’s own estimates, based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability and other pertinent factors.  Therefore, the results cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any calculation technique. Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value are derived in a number of ways including, but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) Trace trade quotes; 6) observable market prices and exchange quotes not provided by our pricing service; 7) statement values provided to the Company by fund managers; and 8) option pricing models.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value in accordance with SFAS No. 107.

Assets
Securities Available for Sale
Securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon quoted prices, if available.  If quoted prices are not available, fair values are determined as described in the preceding paragraphs.

Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments and are carried at historical cost.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the purchase of the instrument and its expected repayment or maturity.

Loans
The Company does not record loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for SFAS No. 107 disclosure purposes.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity and repricing characteristics.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Fair value is calculated by discounting contractual cash flows, using discount rates based on the Company’s estimate of appropriate risk-adjusted discount rates for these loans.

14

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
Fair values for liabilities under investment-type insurance contracts are based upon account value.  The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities and other policyholder funds for supplementary contracts without life contingencies are estimated to be their cash surrender values.  In accordance with SFAS No. 107, the fair values of deposits with no stated maturity are equal to the amount payable on demand at the measurement date.

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company introduced a GMWB rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides a minimum guarantee that the owner can make annual withdrawals equal to 5% of the initial annuity deposit for twenty years, or for life if withdrawals were started at age 65 or later, regardless of market returns.  The value of variable annuity separate accounts with the GMWB rider was $31.1 million and the liability was $0.8 million at December 31, 2008.  The value of the GMWB rider is recorded at fair value.  Fair values for GMWB rider contracts result in a Level 3 valuation as it is based on models developed for this purpose which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.  The change in this liability is included in policyholder benefits in the Consolidated Statements of Income.

Notes Payable
All of the amounts included within Notes Payable were in short-term borrowings at December 31, 2008 and December 31, 2007.  The carrying amount of these borrowings was a reasonable estimate of fair value because of the relatively short time between the origination of the borrowings and their expected repayment and maturities.  Please see Note 5 - Notes Payable for an explanation of the terms of the debt outstanding.

Categories Reported at Fair Value
The following tables present categories reported at fair value on a recurring basis.

December 31, 2008
Assets:	Total	Level 1	Level 2	Level 3
Fixed maturities and equity
securities available for sale	$ 2,387,410	$ 28,380	$ 2,264,390	$ 94,640
Total	$ 2,387,410	$ 28,380	$ 2,264,390	$ 94,640

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ 755	$ -	$ -	$ 755
Total	$ 755	$ -	$ -	$ 755

December 31, 2007
Assets:	Total	Level 1	Level 2	Level 3
Fixed maturities and equity
securities available for sale	$ 2,690,222	$ 15,110	$ 2,546,388	$ 128,724
Total	$ 2,690,222	$ 15,110	$ 2,546,388	$ 128,724

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ 58	$ -	$ -	$ 58
Total	$ 58	$ -	$ -	$ 58
15

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

Assets:	2008
Balance, beginning of period	$128,724
Total gains or losses (realized and unrealized)
Included in earnings	392
Included in other comprehensive loss	(8,682)
Purchases, issuances and settlements	8,623
Disposals	(38,369)
Transfers in	27,678
Transfers out	(23,568)
Non-trading activity	(158)
Balance, end of period	$94,640

Net losses included in net loss relating to
assets held at December 31	$(7,892)

Liabilities:	2008
Balance, beginning of period	$58
Total gains or losses (realized and unrealized)
Included in earnings	(122)
Purchases, issuances and settlements	819
Balance, end of period	$755

Net losses included in net loss relating to
liabilities at December 31	$(122)

The roll forward of Level 3 assets begins with the prior period balance and adjusts the balance for the gains or losses (realized and unrealized) that occurred during the current period.  Any new purchases that are identified as Level 3 securities are then added and any sales of securities which were previously identified as Level 3 are subtracted.  Next, any securities which were previously identified as Level 1 or Level 2 securities and which are currently identified as Level 3 are added.   Securities which were previously identified as Level 3 and which are now designated as Level 1 or as Level 2 are subtracted.  Finally, the non-trading activity adjustment represents the net amortization of premium and/or discount associated with the Level 3 securities.  The ending balance represents the current fair value of securities which are designated as Level 3.

The roll forward of Level 3 liabilities begins with the prior period balance and adjusts for the realized gains or losses that occurred during the current period.  These realized gains or losses are reflected as policyholder benefits in the Consolidated Statements of Income.  Issuances, or new sales, are then added.  The ending balance represents the current fair value of liabilities which are designated as Level 3.

16

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The table below is a summary of fair value estimates as of December 31, 2008 and December 31, 2007 for financial instruments, as defined by SFAS No. 107.  In accordance with SFAS No. 107, the Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented do not represent, and should not be construed to represent, the underlying value of the Company.

	December 31, 2008		December 31, 2007
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Investments:
Fixed maturity and equity
securities available for sale	$2,387,410	$2,387,410	$2,690,222	$2,690,222
Mortgage loans	445,389	449,228	450,148	464,211
Policy loans	88,304	88,304	92,803	92,803
Cash and short-term investments	44,858	44,858	48,680	48,680

Liabilities:
Individual and group annuities	956,216	938,023	987,014	963,626
Notes payable	2,900	2,900	10,400	10,400
Supplementary contracts without
life contingencies	61,268	54,327	66,712	66,712

3. INVESTMENTS

Investment Revenues
The following tables provide investment revenues by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2008	2007	2006
Net investment income:
Fixed maturity securities	$146,852	$149,951	$153,885
Equity securities	(1,851)	4,159	4,644
Mortgage loans	29,735	31,292	31,774
Real estate	5,678	5,909	7,494
Policy loans	6,210	6,230	6,713
Short-term	1,043	3,716	1,863
Other	673	775	980
	188,340	202,032	207,353
Less investment expenses	(10,921)	(11,627)	(11,073)

	$177,419	$190,405	$196,280

17

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	2008	2007	2006
Realized investment gains (losses):
Fixed maturity securities	$(50,682)	$(3,294)	$2,280
Equity securities	(10,173)	1,645	(464)
Mortgage loans	-	-	(100)
Real estate	5,154	7,118	4,159
	(55,701)	5,469	5,875
Amortization of DAC and VOBA	3,430	(43)	(254)

	$(52,271)	$5,426	$5,621

Unrealized Gains and Losses
The following table provides unrealized gains (losses) on the Company’s investments in securities available for sale, at December 31.

	2008	2007	2006

End of year	$(192,114)	$13,208	$2,650
Amounts allocable to:
DAC and VOBA	65,534	(898)	(296)
Policyholder account balances	-	(548)	(433)
Deferred income taxes	44,303	(4,117)	(672)

	$(82,277)	$7,645	$1,249

Increase (decrease) in
net unrealized gains during the year:
Fixed maturity securities	$(89,106)	$6,958	$(17,008)
Equity securities	(815)	(562)	768

	$(89,921)	$6,396	$(16,240)

Analysis of Unrealized Losses on Securities
The Company reviews all security investments, particularly including those having unrealized losses.  Further, the Company specifically assesses all investments with greater than 10% declines in fair value and, in general, monitors all security investments as to ongoing risk.  These risks are fundamentally evaluated through both a qualitative and quantitative analysis of the issuer.  The Company prepares a formal review document no less often than quarterly of all investments with greater than 20% declines in fair value for six months or more, investments that have previously been written down and that remain in an unrealized loss position, and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events and other items that could impact issuers.  The evaluation includes but is not limited to such factors as the issuer’s stated intent and ability to make all principal and interest payments when due, near-term business prospects, cash flow and liquidity, credit ratings, business climate, management changes and litigation and government actions.  This process also involves monitoring several factors including late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections, as indicators of credit issues.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to: (1) the current fair value of the security as compared to cost; (2) the extent and the length of time the fair value has been below cost; (3) the financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels and income results; (4) consideration of information or evidence that supports timely recovery; and (5) other business factors related to the issuer’s industry.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary.  These risks and uncertainties include but are not limited to: (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest; (4) the risk that fraudulent information could be provided to the Company’s credit, investment and accounting professionals who determine the fair value estimates and accounting treatment for securities; and (5) the risk that inaccurate or misleading information could be provided to the Company’s investment professionals who determine the fair value estimates.  Any of these situations could result in a charge to income in a future period.  If the Company determines that a security is other-than-temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss, resulting in a reduction to the cost basis of the underlying investment.

During 2008, losses of $62.7 million were due other-than-temporarily impaired write-downs of investments securities, compared to $4.0 million in 2007.

The Company’s analysis of securities for the quarter ended December 31, 2008 resulted in the determination that 16 securities (14 issuers) had other-than-temporary impairments and were written down by a combined $20.0 million in the fourth quarter.  The fair value of the investments after the write-downs was $11.3 million.

Following is a description of the securities that were written down during the fourth quarter of 2008. 1) Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $0.4 million.  These entities buy and hold mortgages and issue and sell guaranteed mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments have been suspended, driving the fair value of these securities down.  2) Two securities were written down by $3.1 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that completed leveraged buyout transactions during 2008.  One of these securities was subsequently sold during the fourth quarter of 2008.  3) Three securities were collateralized debt obligations (CDOs) that were written down by a total of $5.3 million.  These securities have been impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling have caused extreme declines in market valuations, regardless of individual security performance.  4) Two securities were written down by $1.9 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary.  One of these securities was subsequently sold during the fourth quarter of 2008.  5) One security is an originator of residential prime, Alt-A and subprime mortgages that was written down $4.2 million.  The significant decline in the subprime and non-conforming mortgage markets resulted in a reduction in value for this security.  6) One security is from an issuer that designs, manufactures and services cars and trucks and provides vehicle-related financing, leasing and insurance was written down $1.2 million, largely resulting from the decline in the U.S. automotive industry.  7) One security that is a financial services company involved in automotive and real estate financing and mortgage lending was written down by $0.6 million and subsequently sold during the fourth quarter of 2008.  8) Four securities (two issuers) were perpetual preferred securities that were written down $3.3 million.  These securities have been negatively impacted by the housing and mortgage credit crisis and have received TARP (Troubled Assets Relief Program) funds.

The Company’s analysis of securities for the quarter ended September 30, 2008 resulted in the determination that ten fixed-maturity issuers (twelve specific securities) had other-than-temporary impairments and were written down by a combined $32.5 million in the third quarter.  The total fair value of the affected securities after the write-downs was $17.9 million

Following is a description of the securities that were written down during the third quarter of 2008.  1) Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $6.5 million.  These entities buy and hold mortgages and issue and sell guaranteed mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments have been suspended, driving the fair value of these securities down.  2) Two securities from the same issuer were from an investment banking firm that filed for bankruptcy during the third quarter of 2008 and was written down by a total of $9.2 million.  This firm was part of the financial industry that was hit hard by the mortgage credit crisis.  After a severe decline in equity valuations, the inability to obtain short-term funding and the failure to find an acquirer forced this firm to file for Chapter 11 bankruptcy.  3) Two securities were collateralized debt obligations (CDOs) that were written down by a total of $5.1 million.  These securities had been impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by

19

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

financial institutions.  Ongoing CDO liquidations and investor selling had caused extreme declines in market valuations, regardless of individual security performance.  4) Two securities, one issuer a parent organization of the other, are financial guarantee insurance companies that provide credit enhancement for bond issuers as well as investment management services and were written down by a total of $4.9 million.  These issuers had also experienced declines in value related to the mortgage credit crisis and had recently been downgraded to a negative outlook.  5) One security was from the auto industry and is a supplier of auto parts for light trucks and sport-utility vehicles.  The deteriorating truck and sport-utility vehicle markets of the auto industry combined with the sharp decline in value and recent ratings declines resulted in a $2.1 million write-down.  6) One security was written down $1.1 million as continued price deterioration occurred on this security that was previously written down.  This issuer is primarily in the radio and advertising business.  7) One security provides custom-tailored financing to private and corporate owners of real estate nationwide.  This security had a recent rating decline to below investment grade status combined with continued price deterioration and was written down $2.8 million.  8)  One security was a bank holding company that recently filed for bankruptcy.  This holding company was the parent of a large nationwide bank that was recently taken over by the Office of Thrift Supervision who appointed the Federal Deposit Insurance Corporation (FDIC) as its receiver.  As a result of the bankruptcy filing, this security was written down $0.8 million.

The Company’s analysis of securities for the quarter ended June 30, 2008 resulted in the determination that seven fixed-maturity issuers had other-than-temporary impairments.  These securities were written down by a combined $10.2 million in the second quarter.  The total fair value of the affected securities after the write-downs was $16.8 million.

Following is a description of the securities that were written down during the second quarter of 2008:  1) Three of the securities were written down by a total of $3.3 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that had recently completed leveraged buyout (LBO) transactions.  These LBO transactions greatly increased the debt level of each issuer.  One of these securities had been written down previously.  2) Two securities were collateralized debt obligations (CDOs) and were written down by $2.8 million, primarily due to price declines that had persisted for periods longer than the Company considered temporary.  3) One security was written down by $3.3 million due to combination of a decline in price that had persisted for a period longer than the Company considered temporary, rating agency downgrades and a debt restructuring during the quarter.  4) The final security was written down by $0.8 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary and a further deterioration in fair value during the second quarter of 2008.

The Company had no securities that it identified as other-that-temporarily impaired in the first quarter of 2008.

The Company had no securities that it identified as other-than-temporarily impaired during the first, second and third quarters of 2007.  The Company’s analysis of fixed maturity securities at year-end 2007 resulted in the determination that two securities had other-than-temporary declines which were written down by $4.0 million.  One of the two securities was below cost by 20% or more for more than six consecutive months and was the subject of a recent leveraged buyout that was finalized during the fourth quarter of 2007, which greatly increased the debt level of the company.  Accordingly, the Company wrote down this security $3.3 million at year-end 2007.  The second security filed for Chapter 11 protection and indicated that it would not be able to fully meet all of the obligations of its borrowings.  The Company recognized an other-than-temporary impairment on this security at year-end 2006 of $1.1 million.  As a result of this new action, the Company recognized an additional $0.7 million impairment in 2007.  At December 31, 2006, this security was below cost by 20% or more for more than twelve consecutive months.  It was in a highly competitive and cyclical industry that was experiencing weakened demand and overcapacity.  Capital expenditures for equipment upgrades were exceeding cash generation.

As of December 31, 2008, the Company had gross unrealized losses of $231.9 million on investment securities, including fixed maturity and equity securities that had a fair value of $1.5 billion. As of December 31, 2007, the Company had gross unrealized losses of $47.0 million on investment securities, including fixed maturity and equity securities that had a fair value of $1.3 billion. The increase in unrealized losses was primarily attributable to increased credit and liquidity risk discounts in the pricing of financial assets during the twelve months ended December 31, 2008.  Although these changes affected the broad financial markets, specific sectors, security issuers and security issues were affected differently.

20

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2008.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$1,591	$260	$5,213	$139	$6,804	$399
Federal agencies [1]	-	-	-	-	-	-
Federal agency issued
mortgage-backed securities [1]	28,933	419	25,404	216	54,337	635
Subtotal	30,524	679	30,617	355	61,141	1,034
Corporate obligations:
Industrial	152,873	11,301	72,964	16,067	225,837	27,368
Energy	104,230	12,571	17,098	3,122	121,328	15,693
Technology	5,828	1,352	6,975	1,704	12,803	3,056
Communications	27,885	3,584	17,674	4,093	45,559	7,677
Financial	171,513	18,408	94,853	27,385	266,366	45,793
Consumer	124,295	14,605	62,311	12,853	186,606	27,458
Public utilities	124,053	8,339	15,021	2,579	139,074	10,918
Total corporate obligations	710,677	70,160	286,896	67,803	997,573	137,963
Corporate private-labeled
mortgage-backed securities	114,480	15,261	90,001	37,534	204,481	52,795
Other	125,491	16,342	58,344	20,875	183,835	37,217
Redeemable preferred stocks	8,934	1,089	-	-	8,934	1,089
Fixed maturity securities	990,106	103,531	465,858	126,567	1,455,964	230,098
Equity securities	852	148	5,693	1,610	6,545	1,758
Total	$990,958	$103,679	$471,551	$128,177	$1,462,509	$231,856

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

21

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2007.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$100	$-	$19,487	$409	$19,587	$409
Federal agencies [1]	-	-	12,190	113	12,190	113
Federal agency issued
mortgage-backed securities [1]	12,404	125	154,035	2,852	166,439	2,977
Subtotal	12,504	125	185,712	3,374	198,216	3,499
Corporate obligations:
Industrial	44,881	1,278	117,059	5,080	161,940	6,358
Energy	23,286	139	32,439	807	55,725	946
Technology	2,996	27	7,904	767	10,900	794
Communications	14,598	250	26,726	1,992	41,324	2,242
Financial	114,432	5,304	129,621	8,135	244,053	13,439
Consumer	33,000	495	111,400	4,842	144,400	5,337
Public utilities	22,050	219	36,812	1,065	58,862	1,284
Total corporate obligations	255,243	7,712	461,961	22,688	717,204	30,400
Corporate private-labeled
mortgage-backed securities	96,276	1,715	101,526	3,195	197,802	4,910
Other	60,656	4,228	84,804	2,008	145,460	6,236
Redeemable preferred stocks	4,927	124	-	-	4,927	124
Fixed maturity securities	429,606	13,904	834,003	31,265	1,263,609	45,169
Equity securities	4,576	688	5,800	1,157	10,376	1,845
Total	$434,182	$14,592	$839,803	$32,422	$1,273,985	$47,014

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Total unrealized losses on investments available for sale increased from $47.0 million at December 31, 2007 to $231.9 million at December 31, 2008.  At December 31, 2008, approximately 45% of the gross unrealized losses was attributable to securities having gross unrealized losses of less than 12 months.  This compares to approximately 31% at December 31, 2007.  At December 31, 2008, unrealized losses on investments available for sale were primarily due to $138.0 million in unrealized losses on corporate securities.  The unrealized losses on corporate securities were primarily due to increased credit spreads from weaker operating results in the industrial and consumer sectors, along with concerns about the earnings, liquidity and capital strength of financial institutions.  In addition, the unrealized losses on mortgage-backed securities totaled $52.8 million, primarily due to an increase in credit spreads and decrease in market liquidity resulting from concern about mortgage defaults.  Based, in part, by the Company’s assessment of expected credit losses of the securities given the performance of the underlying collateral compared to the credit enhancement, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2008.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time a security is below cost.  At December 31, 2008, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	293 security issues representing 61% of the issues with unrealized losses, including 94% being rated as investment grade, were below cost for less than one year;
•	65 security issues representing 13% of the issues with unrealized losses, including 88% being rated as investment grade, were below cost for one year or more and less than three years; and,
•	125 security issues representing 26% of the issues with unrealized losses, including 92% being rated as investment grade, were below cost for three years or more.

The Company has assessed securities for other-than-temporary impairment in accordance with the process described above.  Based upon this assessment the Company believes that it is probable that all contractual maturities of principal and interest

22

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

will be collected.  The Company has the ability and intent to hold its fixed maturity investments until recovery of fair values, which may be maturity, and does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

As part of the required accounting for unrealized gains and losses, the Company also adjusts the DAC and VOBA assets to recognize the adjustment to those assets as if the unrealized gains and losses from securities classified as available-for-sale actually had been realized.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2008 by ratio of unrealized loss to amortized cost.

	December 31, 2008
			Gross
	Amortized	Fair	Unrealized
	Cost	Value	Losses
Unrealized losses of 10% or less	$888,561	$844,802	$43,759
Unrealized losses of 20% or less and greater than 10%	401,995	343,457	58,538
Subtotal	1,290,556	1,188,259	102,297
Unrealized losses greater than 20% :
Investment grade
Less than six months	302,010	211,076	90,934
Six months or more and less than twelve months	42,755	25,613	17,142
Twelve months or greater	-	-	-
Total investment grade	344,765	236,689	108,076
Below investment grade
Less than six months	46,194	28,918	17,276
Six months or more and less than twelve months	4,547	2,098	2,449
Twelve months or greater	-	-	-
Total below investment grade	50,741	31,016	19,725
Unrealized losses greater than 20%	395,506	267,705	127,801
Total unrealized losses	$1,686,062	$1,455,964	$230,098

	December 31, 2007
			Gross
	Amortized	Fair	Unrealized
	Cost	Value	Losses
Unrealized losses of 10% or less	$1,221,745	$1,191,230	$30,515
Unrealized losses of 20% or less and greater than 10%	67,748	58,444	9,304
Subtotal	1,289,493	1,249,674	39,819
Unrealized losses greater than 20% :
Investment grade
Less than six months	9,246	6,938	2,308
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total investment grade	9,246	6,938	2,308
Below investment grade
Less than six months	10,039	6,997	3,042
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total below investment grade	10,039	6,997	3,042
Unrealized losses greater than 20%	19,285	13,935	5,350
Total unrealized losses	$1,308,778	$1,263,609	$45,169

Total unrealized losses on fixed maturity securities at December 31, 2008 were $230.1 million.  The Company segments these unrealized losses into three primary categories.  The first category includes unrealized losses of 10% or less of

23

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

amortized cost, which totaled $43.8 million or 19% of the total unrealized losses on fixed maturity securities.  The second category reflects unrealized losses of 20% or less and greater than 10%.  This category totaled $58.5 million or 25% of the total unrealized losses.  The third category includes unrealized losses greater than 20%.  This category totaled $127.8 million or 56% of the total.

Securities with unrealized losses greater than 20% are also monitored based upon whether the securities are investment grade or below investment grade.  Securities in the investment grade category had $108.1 million in unrealized losses, while securities rated below investment grade had $19.7 million in unrealized losses at December 31, 2008.

In addition, securities having unrealized losses greater than 20% are further evaluated based upon the length of time that they have been above the 20% unrealized loss threshold.  Securities in this classification are divided into three different categories, including less than six months, six months or more and less than twelve months, and twelve months or greater.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $90.9 million for less than six months at December 31, 2008.  This represented 71% of total unrealized losses greater than 20%.  Investment grade securities with unrealized losses for six months or more and less than twelve-months totaled $17.1 million.  The Company also had below investment grade securities with unrealized losses of greater than 20% that totaled $17.3 million for less than six months and $2.4 million for less than six months and six months or more and less than twelve-month periods.  The Company had no securities with unrealized losses of greater than 20% for twelve months or greater at December 31, 2008.

Total unrealized losses on fixed maturity securities at December 31, 2007 were $45.2 million.  Unrealized losses of 10% or less of amortized cost totaled $30.5 million or 67% of the total unrealized losses on fixed maturity securities.  Unrealized losses of 20% or less and greater than 10% totaled $9.3 million or 21% of the total unrealized losses.  Unrealized losses greater than 20% totaled $5.4 million or 12% of the total.  Investment grade securities with unrealized losses greater than 20% had $2.3 million in unrealized losses, while securities rated below investment grade had $3.0 million in unrealized losses at December 31, 2007.  The Company had no investment grade or below investment grade securities with unrealized losses of greater than 20% for six months or more and less than twelve months or twelve months or greater.

24

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Summary of Cost and Fair Value Information for Securities
The following table provides amortized cost and fair value for securities by sector at December 31, 2008.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$63,686	$2,732	$399	$66,019
Federal agencies [1]	72,135	4,074	-	76,209
Federal agency issued
mortgage-backed securities [1]	217,964	4,193	635	221,522
Subtotal	353,785	10,999	1,034	363,750
Corporate obligations:
Industrial	389,580	6,501	27,368	368,713
Energy	201,172	4,261	15,693	189,740
Technology	37,264	1,109	3,056	35,317
Communications	73,035	699	7,677	66,057
Financial	387,927	3,430	45,793	345,564
Consumer	302,433	4,900	27,458	279,875
Public utilities	260,529	6,013	10,918	255,624
Total corporate obligations	1,651,940	26,913	137,963	1,540,890
Corporate private-labeled
mortgage-backed securities	272,405	90	52,795	219,700
Other	241,172	545	37,217	204,500
Redeemable preferred stocks	15,070	52	1,089	14,033
Fixed maturity securities	2,534,372	38,599	230,098	2,342,873
Equity Securities	45,152	1,143	1,758	44,537
Total	$2,579,524	$39,742	$231,856	$2,387,410

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

25

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides amortized cost and fair value for securities by sector at December 31, 2007.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$71,211	$1,638	$409	$72,440
Federal agencies [1]	103,057	2,527	113	105,471
Federal agency issued
mortgage-backed securities [1]	230,771	1,047	2,977	228,841
Subtotal	405,039	5,212	3,499	406,752
Corporate obligations:
Industrial	433,742	11,209	6,358	438,593
Energy	203,892	9,883	946	212,829
Technology	37,492	1,104	794	37,802
Communications	94,257	2,989	2,242	95,004
Financial	454,387	6,915	13,439	447,863
Consumer	304,499	6,752	5,337	305,914
Public utilities	243,107	11,318	1,284	253,141
Total corporate obligations	1,771,376	50,170	30,400	1,791,146
Corporate private-labeled
mortgage-backed securities	250,525	590	4,910	246,205
Other	187,118	1,161	6,236	182,043
Redeemable preferred stocks	5,051	-	124	4,927
Fixed maturity securities	2,619,109	57,133	45,169	2,631,073
Equity Securities	57,906	3,088	1,845	59,149
Total	$2,677,015	$60,221	$47,014	$2,690,222

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

26

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding fixed maturity securities by sector at December 31, 2008.

			Carrying Value		Carrying Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Carrying	%	Unrealized	Unrealized	Unrealized	Unrealized
Bonds:	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$66,019	3%	$59,215	$2,732	$6,804	$399
Federal agencies [1]	76,209	3%	76,209	4,074	-	-
Federal agency issued
mortgage-backed securities [1]	221,522	9%	167,185	4,193	54,337	635
Subtotal	363,750	15%	302,609	10,999	61,141	1,034
Corporate obligations:
Industrial	368,713	16%	142,876	6,501	225,837	27,368
Energy	189,740	8%	68,412	4,261	121,328	15,693
Technology	35,317	2%	22,514	1,109	12,803	3,056
Communications	66,057	3%	20,498	699	45,559	7,677
Financial	345,564	15%	79,198	3,430	266,366	45,793
Consumer	279,875	12%	93,269	4,900	186,606	27,458
Public utilities	255,624	11%	116,550	6,013	139,074	10,918
Total corporate obligations	1,540,890	67%	543,317	26,913	997,573	137,963
Corporate private-labeled
mortgage-backed securities	219,700	9%	15,219	90	204,481	52,795
Other	204,500	9%	20,665	545	183,835	37,217
Redeemable preferred stocks	14,033	-	5,099	52	8,934	1,089
Total	$2,342,873	100%	$886,909	$38,599	$1,455,964	$230,098

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

27

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding fixed maturity securities by sector at December 31, 2007.

			Carrying Value		Carrying Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Carrying	%	Unrealized	Unrealized	Unrealized	Unrealized
Bonds:	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$72,440	3%	$52,853	$1,638	$19,587	$409
Federal agencies [1]	105,471	4%	93,281	2,527	12,190	113
Federal agency issued
mortgage-backed securities [1]	228,841	8%	62,402	1,047	166,439	2,977
Subtotal	406,752	15%	208,536	5,212	198,216	3,499
Corporate obligations:
Industrial	438,593	17%	276,653	11,209	161,940	6,358
Energy	212,829	8%	157,104	9,883	55,725	946
Technology	37,802	1%	26,902	1,104	10,900	794
Communications	95,004	4%	53,680	2,989	41,324	2,242
Financial	447,863	17%	203,810	6,915	244,053	13,439
Consumer	305,914	12%	161,514	6,752	144,400	5,337
Public utilities	253,141	10%	194,279	11,318	58,862	1,284
Total corporate obligations	1,791,146	69%	1,073,942	50,170	717,204	30,400
Corporate private-labeled
mortgage-backed securities	246,205	9%	48,403	590	197,802	4,910
Other	182,043	7%	36,583	1,161	145,460	6,236
Redeemable preferred stocks	4,927	-	-	-	4,927	124
Total	$2,631,073	100%	$1,367,464	$57,133	$1,263,609	$45,169

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The Company held non-income producing securities with a carrying value of $1,543 at December 31, 2008 (2007 - $1,003).

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2008	2007	2006

Proceeds	$15,407	$181,208	$75,554
Gross realized gains	-	431	2,154
Gross realized losses	1,115	633	1,027

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2008 or December 31, 2007.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the

28

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2008, the Company had investments with subprime residential mortgage exposure of $23.8 million and a related $8.9 million unrealized loss.  This exposure amounted to approximately 1% of the Company’s invested assets.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2008.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	Amortized	Fair
	Cost	Value

Due in one year or less	$110,755	$110,189
Due after one year through five years	537,393	500,113
Due after five years through ten years	800,057	742,540
Due after ten years	554,207	505,527
Mortgage-backed securities	531,960	484,504

	$2,534,372	$2,342,873

Mortgage Loans
Most of the Company’s mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,410 (2007 – $3,410).  The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.  Also, there were no delinquent mortgage loans at December 31, 2008 and there was one delinquent mortgage loan at December 31, 2007.  The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders’ equity.

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

	2008	2007
	Carrying	Carrying
	Amount	Amount
Geographic region:
East north central	$18,236	$18,913
Mountain	63,257	60,497
Pacific	101,276	118,377
West south central	100,491	97,355
West north central	112,775	106,183
Other	52,764	52,233
Valuation reserve	(3,410)	(3,410)
	$445,389	$450,148
Property type:
Industrial	$249,792	$265,981
Retail	-	-
Office	197,214	184,753
Other	1,793	2,824
Valuation reserve	(3,410)	(3,410)
	$445,389	$450,148

The Company had commitments to originate mortgage loans of $6.9 million at December 31, 2008.  These commitments expire in 2009.

29

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Real Estate
The table below provides information concerning the Company's real estate investments as of December 31.

	2008	2007
Land	$18,382	$16,232
Buildings	54,804	39,645
Less accumulated depreciation	(21,537)	(22,626)
Real estate, commercial	51,649	33,251
Real estate, joint ventures	47,927	62,798
	$99,576	$96,049

Investment real estate is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had commitments to sell real estate investments of $1.4 million at December 31, 2008.  These commitments expire in 2009.

4. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2008	2007	2006

Gross liability at beginning of year	$7,089	$7,391	$6,986
Less reinsurance recoverable	(3,826)	(3,829)	(3,999)
Net liability at beginning of year	3,263	3,562	2,987

Incurred benefits related to:
Current year	26,411	23,852	22,174
Prior years [1]	271	180	766

Total incurred benefits	26,682	24,032	22,940

Paid benefits related to:
Current year	23,178	20,824	18,939
Prior years	3,256	3,507	3,426

Total paid benefits	26,434	24,331	22,365

Net liability at end of year	3,511	3,263	3,562
Reinsurance recoverable	3,495	3,826	3,829

Gross liability at end of year	$7,006	$7,089	$7,391

1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

30

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

5. NOTES PAYABLE

The following table provides information for notes payable as of December 31.

	2008	2007
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 0.95%, (4.87% at
December 31, 2007), secured by mortgage-backed securities
totaling $102,155 ($135,355 at December 31, 2007)	$2,900	$10,400
	$2,900	$10,400

As a member of the FHLB with a capital investment of $5.1 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company earned a 4.33% (2007 – 3.33%; 2006 – 3.81%) average rate on the capital investment in the FHLB for 2008.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 0.95% (2007 – 3.76%, 2006 – 6.075%).  Lines of credit totaling $20.0 million will expire in May of 2009 and the remaining $40.0 million will expire in June of 2009.  The Company anticipates renewing these lines of credit as they come due.

All borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1.1 million (2007 – $1.6 million; 2006 – $1.0 million).  The interest expense on all borrowings totaled $1.1 million (2007 – $1.6 million; 2006 – $0.9 million).

Maturities on notes payable are $2.9 million, due in 2009.

6. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides Kansas City Life’s net gain from operations, net income (loss), unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2008	2007	2006

Net gain from operations	$27,301	$50,141	$46,801

Net income (loss)	(20,114)	47,718	49,353

Unassigned surplus	398,941	433,253	443,236

Capital and surplus	306,247	357,332	371,766

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2009 without prior approval is $30.6 million, 10% of 2008 surplus.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $12.0 million at December 31, 2008 (2007 – $13.0 million; 2006 – $12.0 million).

31

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

7. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2008	2007	2006

Current income tax expense (benefit)	$(2,287)	$20,649	$8,842
Deferred income tax expense (benefit)	(6,877)	(3,399)	4,810

Total income tax expense (benefit)	$(9,164)	$17,250	$13,652

	2008	2007	2006

Federal income tax rate	35%	35%	35%
Tax credits	-	(4)	(6)
Other permanent differences	-	2	(2)

Effective income tax rate	35%	33%	27%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2008	2007
Deferred tax assets:
Future policy benefits	$39,198	$44,255
Basis differences between tax and
GAAP accounting for investments	27,978	-
Unrealized investment losses	44,303	-
Employee retirement benefits	25,329	17,067
Tax carryovers	66	-
Gross and net deferred tax assets	136,874	61,322

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	-	11,314
Unrealized investment gains	-	4,083
Capitalization of deferred acquisition
costs, net of amortization	56,902	39,825
Value of business acquired	28,999	25,731
Property and equipment, net	8,072	8,018
Other	9,747	5,837
Gross deferred tax liabilities	103,720	94,808
Net deferred tax (asset)/liability	(33,154)	33,486
Current tax (receivable)/liability	(6,474)	6,814
Income taxes (receivable)/payable	$(39,628)	$40,300

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of the Company’s anticipated future earnings, reversal of future taxable differences, the available capital loss carryback period, tax planning strategies that are prudent and feasible, and our ability and intent to hold securities until their recovery, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid this year were $9,927 (2007 – $14,572; 2006 – $8,121).

32

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company and/or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2005.  The Company is not currently under examination by the Internal Revenue Service.

The Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, on January 1, 2007.  The Company did not change the liability for unrecognized tax benefits as of January 1, 2007 as a result of implementing Interpretation No. 48.  A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31 is as follows:

	2008	2007

Beginning of year	$5,432	$5,261

Additions based on tax positions related to the current year	553	112
Additions for tax positions of prior years	567	170
Reductions for tax positions of prior years	(165)	(24)
Reductions for statute of limitations lapse	(119)	(87)

End of Year	$6,268	$5,432

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.7 million and $0.8 million as of December 31, 2008 and 2007, respectively.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense.  During the years ended December 31, 2008, 2007, and 2006, the Company recognized expense (benefit) of approximately $0.1 million, $0.3 million, and ($0.6) million in interest and penalties, respectively.  The Company had approximately $0.9 million and $0.8 million for the payment of interest and penalties accrued at December 31, 2008 and 2007, respectively.

An adjustment was reflected in the fourth quarter of 2007 that related to deferred tax expense attributable to years 2004 and prior through 2006.  The unrecorded deferred tax expense (benefit) in 2004 and prior, 2005 and 2006 was $1.1 million, ($0.3) million and ($0.3) million, respectively.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2008	2007	2006
Income tax expense (benefit)	$(9,164)	$17,250	$13,652
Stockholders' equity:
Related to:
Unrealized gains (losses), net	(48,419)	3,444	(8,782)
Change in minimum
pension liability	(11,343)	(587)	1,968
Adjustment to adopt SFAS No. 158	-	-	(2,221)
Total income tax expense (benefit)
included in financial statements	$(68,926)	$20,107	$4,617

8. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from

33

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

2009 through 2013 are $11,300, $9,000, $11,700, $11,700, and $11,200, respectively. The aggregate benefits expected to be paid in the five years from 2014 through 2018 are $64,900. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2008 and include estimated future employee service. The 2009 contribution for the plan cannot be reasonably estimated at this time.  The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2008	2007	Allocation

Debt securities	33%	30%	26%	-	32%
Equity securities	61%	68%	56%	-	76%
Cash equivalents	6%	2%	0%	-	2%

This allocation of plan assets approximated the targeted mix by asset class.  The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.  The Plan does not expect to return any plan assets to the Company during 2009.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate used to determine the benefit obligation for pension benefits is 6.00% and 5.75% for other postretirement benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2008.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2009 through 2013 are $1,030, $1,090, $1,170, $1,170, and $1,200, respectively. The aggregate benefits expected to be paid in the five years from 2014 through 2018 are $7,510. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2008. The 2009 contribution for the plan is estimated to be $1,030.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $113 (2007 - $78; 2006 - $98). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $400 (2007 – $400; 2006 – $300).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan were $1,763 (2007 – $1,167; 2006 – $1,683). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2008 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” SFAS No. 158.  SFAS No. 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the overfunded or underfunded status of the benefit plans as of December 31, 2006.  The funded status is measured as the difference between the fair value of the plan’s assets and its benefit obligation.  The Company adopted SFAS No. 158 as of December 31, 2006.

34

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

On January 1, 2008, the Agents are covered under a fully insured United HealthCare Choice Plus plan. This plan includes Medicare prescription drug coverage.

	Pension Benefits		Other Benefits
	2008	2007	2008	2007

Change in projected benefit obligation:
Benefit obligation at beginning of year	$142,375	$140,052	$27,724	$24,475
Service cost	2,405	2,310	821	789
Interest cost	7,662	7,448	1,599	1,423
Plan amendments	15	-	1,588	-
Actuarial (gain) loss	(5,145)	679	(1,183)	1,999
Benefits paid	(9,820)	(8,114)	(811)	(962)
Benefit obligation at end of year	$137,492	$142,375	$29,738	$27,724

Change in plan assets:
Fair value of plan assets at beginning of year	$127,395	$120,426	$921	$964
Return on plan assets	(28,824)	9,007	47	50
Company contributions	6,081	6,076	-	-
Benefits paid	(9,820)	(8,114)	(132)	(93)
Fair value of plan assets at end of year	$94,832	$127,395	$836	$921

Funded status at end of year	$(42,660)	$(14,980)	$(28,902)	$(26,803)

Amounts recognized in accumulated other
comprehensive loss:
Net loss	$72,640	$41,350	$4,708	$6,059
Prior service cost	(1,308)	(1,969)	(1,390)	(3,200)
Total accumulated other comprehensive loss	$71,332	$39,381	$3,318	$2,859

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income:	2008	2007	2008	2007
Unrecognized actuarial loss	$33,665	$1,128	$(1,179)	$2,002
Unrecognized prior service cost	15	-	1,588	-
Amortization of net gain	(2,375)	(2,303)	(172)	(176)
Amortization of prior service cost	646	647	222	378
Total recognized in other comprehensive income	$31,951	$(528)	$459	$2,204

35

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Pension Benefits		Other Benefits
	2008	2007	2008	2007
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$137,492	$142,375	n/a	n/a
Accumulated benefit obligation	131,595	136,445	n/a	n/a
Fair value of plan assets	94,832	127,395	n/a	n/a

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	6.00%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	5.50%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$482	$(402)
Postretirement benefit obligation	5,219	(4,320)

For measurement purposes an 11% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

	Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
The following table provides the
components of net periodic benefit
cost for the years ended December 31:
Service cost	$ 2,405	$ 2,310	$ 2,257	$ 821	$ 789	$ 815
Interest cost	7,662	7,448	7,430	1,599	1,423	1,308
Expected return on plan assets	(9,986)	(9,456)	(8,537)	(51)	(53)	(54)
Amortization of:
Unrecognized actuarial loss	2,375	2,303	3,000	172	176	115
Unrecognized prior service cost	(646)	(647)	(647)	(222)	(378)	(378)
Net periodic benefits cost	1,810	1,958	3,503	2,319	1,957	1,806
Total recognized in other comprehensive income (loss)	31,951	(528)	-	459	2,204	-
Total recognized in net periodic benefit cost and
other comprehensive income (loss)	$ 33,761	$ 1,430	$ 3,503	$ 2,778	$ 4,161	$ 1,806

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $4,949 and ($646), respectively.

36

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $135 and ($222), respectively.

9. SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The awards are calculated over three-year intervals on a calendar year basis.  At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

Information about the outstanding three-year intervals as of December 31, 2008, was as follows:

Defined
Measurement	Number	Grant
Period	of Units	Price
2006-2008	169,634	$ 50.21
2007-2009	179,488	$ 52.10
2008-2010	178,133	$ 44.33
2009-2011	170,419	$ 44.93

During 2008, the plan made a payment of $0.1 million to plan participants for the three-year interval ended December 31, 2007.  During 2007, the plan made a payment of $1.0 million to plan participants for the three-year interval ended December 31, 2006.  During 2006, the plan made a payment of $1.5 million to plan participants for the three-year interval ended December 31, 2005.  The cost of compensation charged as an operating expense during 2008 was $0.1 million, net of tax.  The cost of compensation that reduced operating expense for 2007 was $0.4 million, net of tax.  The cost of compensation charged as an operating expense for 2006 was $0.7 million, net of tax.

10. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents.  The Group Insurance segment consists of sales of group life, dental and disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  Old American consists of individual insurance products designed primarily as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplemental contact considerations, dividends left with the Company to accumulate and income received on the sale of low income housing tax credit investments.  Customer revenues are added to other revenues, net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.

Separate investment portfolios are maintained for each of the three life insurance companies of the Company.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

37

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	[1]	Total
2008:
Insurance revenues (customer revenues)	$ 126,480	$ 48,763	$ 61,517	$ (587)		$ 236,173
Net investment income	164,243	525	12,651	-		177,419
Realized investment gains (losses)	(49,987)	-	(2,284)	-		(52,271)
Other revenues	12,734	268	3	-		13,005
Total revenues	253,470	49,556	71,887	(587)		374,326

Policyholder benefits	101,275	32,956	44,518	-		178,749
Interest credited to policyholder account balances	86,899	-	-	-		86,899
Amortization of deferred acquisition costs
and value of business acquired	28,875	-	13,209	-		42,084
Operating expenses	60,979	19,041	13,375	(587)		92,808
Total benefits and expenses	278,028	51,997	71,102	(587)		400,540

Income (loss) before income tax expense (benefit)	(24,558)	(2,441)	785	-		(26,214)
Income tax expense (benefit)	(8,715)	(854)	405	-		(9,164)
Segment net income (loss)	$ (15,843)	$ (1,587)	$ 380	$ -		$ (17,050)

Segment assets	$ 3,618,510	$ 8,780	$ 339,801	$ -		$ 3,967,091
Interest expense	$ 928	$ -	$ 118	$ -		$ 1,046

2007:
Insurance revenues (customer revenues)	$ 124,190	$ 45,776	$ 62,479	$ (551)		$ 231,894
Net investment income	176,666	426	13,313	-		190,405
Realized investment gains (losses)	5,820	-	(394)	-		5,426
Other revenues	11,214	278	7	-		11,499
Total revenues	317,890	46,480	75,405	(551)		439,224

Policyholder benefits	93,200	30,061	43,197	-		166,458
Interest credited to policyholder account balances	91,215	-	-	-		91,215
Amortization of deferred acquisition costs
and value of business acquired	27,568	-	12,765	-		40,333
Operating expenses	55,283	19,309	14,266	(551)		88,307
Total benefits and expenses	267,266	49,370	70,228	(551)		386,313

Income (loss) before income tax expense (benefit)	50,624	(2,890)	5,177	-		52,911
Income tax expense (benefit)	15,822	(867)	2,295	-		17,250
Segment net income (loss)	$ 34,802	$ (2,023)	$ 2,882	$ -		$ 35,661

Segment assets	$ 3,977,585	$ 8,410	$ 366,113	$ -		$ 4,352,108
Interest expense	$ 1,364	$ -	$ 264	$ -		$ 1,628

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

38

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	[1]	Total
2006:
Insurance revenues (customer revenues)	$ 127,218	$ 44,577	$ 64,043	$ (574)		$ 235,264
Net investment income	182,766	272	13,242	-		196,280
Realized investment gains	5,300	-	321	-		5,621
Other revenues	10,717	608	24	-		11,349
Total revenues	326,001	45,457	77,630	(574)		448,514

Policyholder benefits	95,603	28,596	43,706	-		167,905
Interest credited to policyholder account balances	94,648	-	-	-		94,648
Amortization of deferred acquisition costs
and value of business acquired	30,581	-	11,730	-		42,311
Operating expenses	59,952	19,114	14,588	(574)		93,080
Total benefits and expenses	280,784	47,710	70,024	(574)		397,944

Income (loss) before income tax expense (benefit)	45,217	(2,253)	7,606	-		50,570
Income tax expense (benefit)	12,049	(676)	2,279	-		13,652
Segment net income (loss)	$ 33,168	$ (1,577)	$ 5,327	$ -		$ 36,918

Segment assets	$ 4,085,189	$ 6,066	$ 366,540	$ -		$ 4,457,795
Interest expense	$ 1,191	$ -	$ 226	$ -		$ 1,417

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

The following table provides information about the Company’s customer revenues for the years ended December 31.

	2008	2007	2006
Customer revenues by line of business:
Traditional individual insurance products, net	$78,403	$74,696	$76,191
Interest sensitive products	89,828	93,993	97,177
Variable life insurance and annuities	19,179	17,429	17,319
Group life and disability products, net	48,763	45,776	44,577
Insurance revenues	$236,173	$231,894	$235,264

11. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2008	2007

Land	$766	$766
Home office complex	20,257	20,375
Furniture and equipment	44,440	45,460
	65,463	66,601

Accumulated depreciation	(39,541)	(38,820)

	$25,922	$27,781

39

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

12. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

	2008	2007	2006

Life insurance in force (in millions) :
Direct	$28,691	$29,406	$29,398
Ceded	(14,492)	(14,315)	(13,836)
Assumed	1,609	1,729	1,863

Net	$15,808	$16,820	$17,425

Premiums:
Life insurance:
Direct	$130,008	$125,602	$125,203
Ceded	(46,205)	(46,287)	(45,406)
Assumed	3,773	3,681	3,975

Net	$87,576	$82,996	$83,772

Accident and health:
Direct	$47,001	$46,177	$46,748
Ceded	(7,411)	(8,701)	(9,752)
Assumed	-	-	-

Net	$39,590	$37,476	$36,996

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $45.8 million as of December 31, 2008.  The reserve for future policy benefits ceded under this agreement was $24.0 million (2007 – $26.2 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2008, the block had $1.6 billion of life insurance in force (2007 – $1.7 billion).  The block generated life insurance premiums of $3.3 million (2007 - $3.4 million) and had reinsurance ceded of $1.0 million (2007 – $1.3 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2008, the insurance in force ceded approximated $1.8 billion (2007 – $2.0 billion) and premiums totaled $8.9 million.

Reinsurance receivables were $168.4 million at year end 2008, consisting of reserves ceded of $154.1 million and claims ceded of $14.3 million.

The maximum retention on any one life is $350 for ordinary life plans and $100 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.

40

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

13. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS No. 158.  The adjustment to adopt SFAS No. 158 consists of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.  The table below provides information about comprehensive income (loss) for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2008:
Unrealized losses arising during the year	$(266,176)	$-	$(266,176)
Less: Realized losses included in net loss	(60,856)	-	(60,856)
Net unrealized loss	(205,320)	-	(205,320)
Minimum pension liability	-	(32,410)	(32,410)
Effect on DAC	51,187	-	51,187
Effect on VOBA	15,245	-	15,245
Policyholder account balances	548	-	548
Deferred income taxes	48,419	11,343	59,762
Other comprehensive loss	$(89,921)	$(21,067)	(110,988)
Net loss			(17,050)
Comprehensive loss			$(128,038)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2007:
Unrealized gains arising during the year	$8,907	$-	$8,907
Less: Realized losses included in net income	(1,650)	-	(1,650)
Net unrealized gain	10,557	-	10,557
Minimum pension liability	-	(1,676)	(1,676)
Effect on DAC	(687)	-	(687)
Effect on VOBA	85	-	85
Policyholder account balances	(115)	-	(115)
Deferred income taxes	(3,444)	587	(2,857)
Other comprehensive income (loss)	$6,396	$(1,089)	5,307
Net income			35,661
Comprehensive income			$40,968

41

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2006:
Unrealized losses arising during the year	$(30,716)	$-	$(30,716)
Less: Realized gains included in net income	1,816	-	1,816
Net unrealized losses	(32,532)	-	(32,532)
Decrease in minimum pension liability	-	5,620	5,620
Effect on DAC	2,056	-	2,056
Effect on VOBA	851	-	851
Policyholder account balances	4,603	-	4,603
Deferred income taxes	8,782	(1,968)	6,814
Other comprehensive income (loss)	$(16,240)	$3,652	(12,588)
Net income			36,918
Comprehensive income			$24,330

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2007:
Beginning of year	$1,249	$(26,367)	$(25,118)
Other comprehensive income (loss)	6,396	(1,089)	5,307

End of year	7,645	(27,456)	(19,811)

2008:
Other comprehensive loss	(89,921)	(21,067)	(110,988)

End of year	$(82,276)	$(48,523)	$(130,799)
14. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below.

	First	Second	Third	Fourth
2008:
Total revenues	$108,319	$98,289	$78,092	$89,626

Net income (loss)	3,602	1,677	(15,178)	(7,151)

Per common share,
basic and diluted	0.31	0.14	(1.30)	(0.62)

2007:
Total revenues	$113,027	$109,885	$108,791	$107,521

Net income	8,306	11,812	9,131	6,412

Per common share,
basic and diluted	0.70	1.00	0.77	0.54

42

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

15. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2008, the Company had purchase commitments to fund mortgage loans and other investments of $7.3 million. Subsequent to December 31, 2008, the Company entered into commitments to fund additional mortgage loans of $4.7 million, purchase of affordable housing real estate investments of $4.5 million and sales of real estate investments for $1.4 million.

16. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

17.  GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

18. SUBSEQUENT EVENTS

On January 26, 2009, the Kansas City Life Board of Directors declared a quarterly dividend of $ 0.27 per share, paid on February 10, 2009 to stockholders of record on February 5, 2009.

Subsequent to December 31, 2008, the credit and liquidity crisis in the United States and throughout the global financial system continued to generate substantial volatility in the financial markets and the banking system.  Should this environment and similar events continue, such subsequent events could have a significant impact on the Company’s investment portfolio.  The Company has continued to monitor this subsequent event activity and has concluded that the assessment of other-than-temporary impairment as of December 31, 2008 has not changed.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2008. In connection with our audit of the consolidated financial statements, we have also audited financial statement schedules I-V. We also have audited the Company’s internal controls over financial reporting as of December 31, 2008, based on, criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements, for financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting (included in the accompanying Item 9A). Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules, and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audits of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal controls based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109”, effective January 1, 2007.

Also, in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal controls over financial reporting as of December 31, 2008, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

/s/KPMG LLP
KPMG LLP

Kansas City, MO
February 27, 2009

44

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 23, 2009 at Kansas City Life's corporate headquarters.

TRANSFER AGENT
Cheryl Keefer, Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K REQUEST
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
As of January 31, 2009, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

45

STOCK AND DIVIDEND INFORMATION
Stock Quotation Symbol
NASDAQ—KCLI

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share during such periods.

			Dividend
	High	Low	Paid

2008:
First quarter	$49.15	$39.36	$0.27
Second quarter	52.85	41.51	0.27
Third quarter	57.93	41.16	0.27
Fourth quarter	53.93	33.06	0.27
			$1.08
2007:
First quarter	$52.28	$44.35	$2.27
Second quarter	47.95	44.61	0.27
Third quarter	50.79	38.18	0.27
Fourth quarter	50.48	40.00	0.27
			$3.08

A quarterly dividend of $0.27 per share was paid February 10, 2009.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

46

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2008 and 2007

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent  Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2008

					Survivorship		Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
American Leaders Fund II	321,254	$ 8.14	154,278	$ 14.163	20,180	$ 10.094	30,831	$ 7.341	$ 2,615	$ 5,087
High Income Bond Fund II	222,622	5.03	60,491	13.174	18,430	11.251	10,381	11.129	1,120	1,631
Prime Money Fund II	3,923,211	1.00	200,070	13.979	34,103	13.581	57,129	11.614	3,923	3,923

MFS Variable Insurance Trust
Research Series	285,249	12.90	225,797	14.108	34,692	10.224	17,903	7.794	3,680	4,564
Growth Series	401,813	15.62	391,538	14.025	51,553	10.541	34,963	6.910	6,276	7,635
Total Return Series	216,911	15.42	137,758	19.066	20,191	15.284	37,870	10.818	3,345	4,204
Research Bond Series	155,747	11.00	74,451	16.988	10,756	16.589	19,814	13.626	1,713	1,786
Strategic Income Series	73,020	8.72	35,035	13.590	922	13.181	11,601	12.798	637	751
Utilities Series	411,777	18.24	200,980	28.908	34,266	22.452	72,029	12.934	7,511	9,709

American Century Variable Portfolios
VP Capital Appreciation Fund	267,280	7.94	146,453	12.326	8,695	12.246	23,091	9.119	2,122	2,788
VP International Fund	487,899	5.94	164,494	14.570	15,646	11.301	37,435	8.672	2,898	4,032
VP Value Fund	626,855	4.68	244,577	8.110	25,121	8.328	66,223	11.190	2,934	4,415
VP Income & Growth Fund	200,468	4.82	126,726	5.666	16,869	5.823	17,986	8.338	966	1,420
VP Ultra Fund	73,631	6.06	28,745	8.533	3,427	8.667	19,617	8.728	446	696
VP Mid Cap Value Fund	4,595	9.78	4,459	8.048	-	8.107	1,114	8.134	45	56

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	42,613	9.90	15,835	11.358	13,348	11.536	7,585	11.617	422	438

Dreyfus Variable Investment Fund
Appreciation Portfolio	121,148	28.88	233,102	12.675	23,280	12.352	29,574	8.680	3,499	4,401
Developing Leaders Portfolio	203,816	19.01	333,934	9.551	33,641	8.601	59,543	6.647	3,874	7,333

1

Dreyfus Stock Index Fund, Inc.	526,825	22.98	832,150	11.374	135,627	10.800	152,486	7.720	12,106	16,196

The Dreyfus Socially Responsible Growth Fund, Inc.	30,271	19.86	26,468	19.419	1,893	19.940	7,922	6.243	601	789

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	76,603	10.30	47,208	11.214	12,624	11.515	15,769	7.247	789	1,035
Small Company Portfolio	152,162	9.84	70,060	13.228	8,402	13.584	49,383	9.241	1,497	2,302
Mid Cap Value Portfolio	51,162	18.92	53,907	12.167	4,643	12.357	20,469	12.444	968	1,405

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	144,627	10.61	86,044	12.233	4,073	12.517	37,568	11.471	1,534	3,272
Franklin Small-Mid Cap Growth Securities Fund (Class II)	33,296	11.75	59,344	4.881	3,136	4.994	12,212	7.036	391	635
Templeton Developing Markets Securities Fund (Class II)	217,967	6.04	64,059	13.489	7,710	13.802	20,604	16.795	1,316	2,452
Templeton Foreign Securities Fund (Class II)	174,264	10.76	63,916	19.559	7,650	20.085	46,621	10.108	1,875	2,732

Calamos Advisors Trust
Calamos Growth and Income Portfolio	319,450	9.37	164,790	13.267	16,657	13.623	53,462	10.851	2,993	4,224

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	21,644	16.89	71,727	3.448	17,039	3.528	9,596	6.059	366	542
V.I. Technology Fund (Series I)	30,564	8.38	102,540	1.681	16,689	1.720	11,841	4.651	256	394
V.I. Core Equity Fund (Series I)	41,953	19.75	87,466	5.759	7,758	5.893	37,870	7.370	829	1,022

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	76,188	12.26	125,366	5.842	3,279	5.978	21,555	8.444	934	1,066
Capital Portfolio (Class II)	95,828	8.69	144,376	4.319	8,900	4.420	28,664	5.923	833	1,247
Smaller-Cap Value Portfolio (Class II)	124,176	4.67	27,852	10.973	2,887	11.144	21,573	11.223	580	1,232

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	9,623	15.14	18,574	6.300	261	6.329	4,261	6.342	146	178
VIP Freedom Funds - Income	443	9.12	48	9.062	396	9.103	-	9.122	4	5
VIP Freedom Funds - 2010	825	8.21	469	7.640	416	7.675	-	7.691	7	8
VIP Freedom Funds - 2015	5,387	8.16	5,490	7.437	419	7.471	-	7.487	44	60
VIP Freedom Funds - 2020	12,636	7.69	11,384	6.886	-	6.918	2,708	6.932	97	138
VIP Freedom Funds - 2025	1,551	7.47	266	6.732	-	6.763	1,446	6.778	12	16
VIP Freedom Funds - 2030	6,564	7.11	5,590	6.353	-	6.382	1,745	6.395	47	62

Total Net Assets									$ 76,251	$ 105,881

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime			Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$64	146	86	27	20	131	59	44	167
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	29	12	27	44	77	34	16	6	90
Investment Income (Loss)	35	134	59	(17)	(57)	97	43	38	77
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(443)	(78)	-	58	176	(87)	(23)	(20)	92
Capital Gains Distributions	989	-	-	-	-	260	-	-	1,728
Unrealized Appreciation (Depreciation)	(2,000)	(473)	-	(2,222)	(4,057)	(1,308)	(83)	(117)	(6,809)
Net Gain (Loss) on Investments	(1,454)	(551)	-	(2,164)	(3,881)	(1,135)	(106)	(137)	(4,989)

Change in Net Assets from Operations	$(1,419)	(417)	59	(2,181)	(3,938)	(1,038)	(63)	(99)	(4,912)

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$-	36	89	28	-	-	22	94	51
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	29	37	28	11	4	-	4	40	47
Investment Income (Loss)	(29)	(1)	61	17	(4)	-	18	54	4
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	97	1	(336)	(85)	(35)	(3)	(22)	(30)	(661)
Capital Gains Distributions	291	422	470	170	88	-	-	349	306
Unrealized Appreciation (Depreciation)	(2,331)	(2,848)	(1,316)	(671)	(353)	(9)	(23)	(1,967)	(2,090)
Net Gain (Loss) on Investments	(1,943)	(2,425)	(1,182)	(586)	(300)	(12)	(45)	(1,648)	(2,445)

Change in Net Assets from Operations	$(1,972)	(2,426)	(1,121)	(569)	(304)	(12)	(27)	(1,594)	(2,441)

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2008
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$367	6	14	4	13	22	-	57	61
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	147	7	8	15	10	17	5	17	20
Investment Income (Loss)	220	(1)	6	(11)	3	5	(5)	40	41
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(114)	(11)	(6)	(136)	(69)	(363)	(28)	(172)	(70)
Capital Gains Distributions	-	-	-	209	90	601	68	428	249
Unrealized Appreciation (Depreciation)	(7,936)	(319)	(425)	(779)	(512)	(1,377)	(328)	(1,822)	(1,519)
Net Gain (Loss) on Investments	(8,050)	(330)	(431)	(706)	(491)	(1,139)	(288)	(1,566)	(1,340)

Change in Net Assets from Operations	$(7,830)	(331)	(425)	(717)	(488)	(1,134)	(293)	(1,526)	(1,299)

5

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$45	-	-	24	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	33	4	3	8	11	10	5
Investment Income (Loss)	12	(4)	(3)	16	(11)	(10)	(5)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(199)	(39)	(10)	-	35	6	(71)
Capital Gains Distributions	129	-	-	-	-	-	307
Unrealized Appreciation (Depreciation)	(1,531)	(233)	(203)	(391)	(606)	(747)	(584)
Net Gain (Loss) on Investments	(1,601)	(272)	(213)	(391)	(571)	(741)	(348)

Change in Net Assets from Operations	$(1,589)	(276)	(216)	(375)	(582)	(751)	(353)

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Investment Income:
Income:
Dividend Distributions	$2	-	-	1	3	-	1	1,684
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	-	-	1	1	-	-	858
Investment Income (Loss)	1	-	-	-	2	-	1	826
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(97)	-	-	-	(8)	-	(20)	(2,771)
Capital Gains Distributions	5	-	-	2	4	1	4	7,170
Unrealized Appreciation (Depreciation)	1	(1)	(1)	(16)	(40)	(5)	(12)	(48,063)
Net Gain (Loss) on Investments	(91)	(1)	(1)	(14)	(44)	(4)	(28)	(43,664)

Change in Net Assets from Operations	$(90)	(1)	(1)	(14)	(42)	(4)	(27)	(42,838)

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime			Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$35	134	59	(17)	(57)	97	43	38	77
Realized Gain (Loss)	546	(78)	-	58	176	173	(23)	(20)	1,820
Unrealized Appreciation (Depreciation)	(2,000)	(473)	-	(2,222)	(4,057)	(1,308)	(83)	(117)	(6,809)
Change in Net Assets from Operations	(1,419)	(417)	59	(2,181)	(3,938)	(1,038)	(63)	(99)	(4,912)

Deposits	503	190	1,236	621	1,042	539	274	136	1,196

Payments and Withdrawals:
Death Benefits	22	-	-	5	8	2	-	-	13
Withdrawals	255	101	1,120	439	633	367	258	31	835
Administrative Fees	320	122	349	412	742	381	188	73	900
Transfers (in) out	69	108	(846)	46	160	174	175	23	212
Payments and Withdrawals	666	331	623	902	1,543	924	621	127	1,960

Net Assets:
Net Increase (Decrease)	(1,582)	(558)	672	(2,462)	(4,439)	(1,423)	(410)	(90)	(5,676)
Beginning of Year	4,197	1,678	3,251	6,142	10,715	4,768	2,123	727	13,187

End of Year	$2,615	1,120	3,923	3,680	6,276	3,345	1,713	637	7,511

8

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(29)	(1)	61	17	(4)	-	18	54	4
Realized Gain (Loss)	388	423	134	85	53	(3)	(22)	319	(355)
Unrealized Appreciation (Depreciation)	(2,331)	(2,848)	(1,316)	(671)	(353)	(9)	(23)	(1,967)	(2,090)
Change in Net Assets from Operations	(1,972)	(2,426)	(1,121)	(569)	(304)	(12)	(27)	(1,594)	(2,441)

Deposits	432	598	765	245	162	9	96	548	799

Payments and Withdrawals:
Death Benefits	2	43	3	-	4	-	1	59	94
Withdrawals	249	314	338	141	39	-	45	407	531
Administrative Fees	296	398	375	137	66	4	51	395	484
Transfers (in) out	311	(40)	116	125	(25)	(8)	(195)	137	157
Payments and Withdrawals	858	715	832	403	84	(4)	(98)	998	1,266

Net Assets:
Net Increase (Decrease)	(2,398)	(2,543)	(1,188)	(727)	(226)	1	167	(2,044)	(2,908)
Beginning of Year	4,520	5,441	4,122	1,693	672	44	255	5,543	6,782

End of Year	$2,122	2,898	2,934	966	446	45	422	3,499	3,874

See accompanying Notes to Financial Statements

9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$220	(1)	6	(11)	3	5	(5)	40	41
Realized Gain (Loss)	(114)	(11)	(6)	73	21	238	40	256	179
Unrealized Appreciation (Depreciation)	(7,936)	(319)	(425)	(779)	(512)	(1,377)	(328)	(1,822)	(1,519)
Change in Net Assets from Operations	(7,830)	(331)	(425)	(717)	(488)	(1,134)	(293)	(1,526)	(1,299)

Deposits	2,318	146	140	436	310	480	113	381	475

Payments and Withdrawals:
Death Benefits	51	2	-	2	-	1	-	-	2
Withdrawals	2,077	59	51	129	76	196	38	147	216
Administrative Fees	1,680	90	86	217	133	239	52	190	250
Transfers (in) out	657	18	33	61	33	48	(5)	-	(59)
Payments and Withdrawals	4,465	169	170	409	242	484	85	337	409

Net Assets:
Net Increase (Decrease)	(9,977)	(354)	(455)	(690)	(420)	(1,138)	(265)	(1,482)	(1,233)
Beginning of Year	22,083	955	1,244	2,187	1,388	2,672	656	2,798	3,108

End of Year	$12,106	601	789	1,497	968	1,534	391	1,316	1,875

10

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$12	(4)	(3)	16	(11)	(10)	(5)
Realized Gain (Loss)	(70)	(39)	(10)	-	35	6	236
Unrealized Appreciation (Depreciation)	(1,531)	(233)	(203)	(391)	(606)	(747)	(584)
Change in Net Assets from Operations	(1,589)	(276)	(216)	(375)	(582)	(751)	(353)

Deposits	464	96	58	182	195	213	206

Payments and Withdrawals:
Death Benefits	194	-	-	-	-	37	1
Withdrawals	278	38	39	85	101	83	40
Administrative Fees	333	47	29	104	111	104	86
Transfers (in) out	668	41	28	(1)	77	(29)	7
Payments and Withdrawals	1,473	126	96	188	289	195	134

Net Assets:
Net Increase (Decrease)	(2,598)	(306)	(254)	(381)	(676)	(733)	(281)
Beginning of Year	5,591	672	510	1,210	1,610	1,566	861

End of Year	$2,993	366	256	829	934	833	580

See accompanying Notes to Financial Statements

11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	-	-	2	-	1	826
Realized Gain (Loss)	(92)	-	-	2	(4)	1	(16)	4,399
Unrealized Appreciation (Depreciation)	1	(1)	(1)	(16)	(40)	(5)	(12)	(48,063)
Change in Net Assets from Operations	(90)	(1)	(1)	(14)	(42)	(4)	(27)	(42,838)

Deposits	55	-	-	7	12	5	26	15,709

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	546
Withdrawals	6	-	-	69	-	1	1	9,833
Administrative Fees	19	1	1	5	7	2	11	9,490
Transfers (in) out	(57)	(6)	(9)	(121)	(108)	(12)	8	1,971
Payments and Withdrawals	(32)	(5)	(8)	(47)	(101)	(9)	20	21,840

Net Assets:
Net Increase (Decrease)	(3)	4	7	40	71	10	(21)	(48,969)
Beginning of Year	149	-	-	4	26	2	68	125,220

End of Year	$146	4	7	44	97	12	47	76,251

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime			Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$26	115	132	(12)	(88)	82	53	29	11
Realized Gain (Loss)	491	(5)	-	219	396	217	(6)	(2)	1,636
Unrealized Appreciation (Depreciation)	(1,010)	(70)	-	470	1,544	(142)	24	(8)	1,133
Change in Net Assets from Operations	(493)	40	132	677	1,852	157	71	19	2,780

Deposits	559	218	1,982	643	1,126	594	268	125	1,148

Payments and Withdrawals:
Death Benefits	2	-	-	7	8	-	6	-	8
Withdrawals	233	71	427	286	475	257	176	75	433
Administrative Fees	349	116	369	400	712	382	169	58	833
Transfers (in) out	27	(29)	945	178	525	76	(29)	(62)	(168)
Payments and Withdrawals	611	158	1,741	871	1,720	715	322	71	1,106

Net Assets:
Net Increase (Decrease)	(545)	100	373	449	1,258	36	17	73	2,822
Beginning of Year	4,742	1,578	2,878	5,693	9,457	4,732	2,106	654	10,365

End of Year	$4,197	1,678	3,251	6,142	10,715	4,768	2,123	727	13,187

See accompanying Notes to Financial Statements

13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)
							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(32)	(10)	31	18	(4)	-	8	38	(8)
Realized Gain (Loss)	342	278	390	61	11	-	-	164	909
Unrealized Appreciation (Depreciation)	1,043	525	(693)	(98)	97	(2)	11	129	(1,804)
Change in Net Assets from Operations	1,353	793	(272)	(19)	104	(2)	19	331	(903)

Deposits	425	570	752	277	142	6	46	594	909

Payments and Withdrawals:
Death Benefits	4	7	7	-	-	-	-	-	6
Withdrawals	263	170	243	84	26	-	7	216	417
Administrative Fees	267	376	375	146	53	2	23	389	549
Transfers (in) out	(270)	(46)	(192)	(34)	(53)	(36)	(52)	169	276
Payments and Withdrawals	264	507	433	196	26	(34)	(22)	774	1,248

Net Assets:
Net Increase (Decrease)	1,514	856	47	62	220	38	87	151	(1,242)
Beginning of Year	3,006	4,585	4,075	1,631	452	6	168	5,392	8,024

End of Year	$4,520	5,441	4,122	1,693	672	44	255	5,543	6,782

14

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$197	(3)	4	(18)	1	51	(5)	37	34
Realized Gain (Loss)	890	25	33	167	103	295	76	401	263
Unrealized Appreciation (Depreciation)	(123)	41	(27)	(303)	(91)	(1,105)	(9)	150	93
Change in Net Assets from Operations	964	63	10	(154)	13	(759)	62	588	390

Deposits	2,578	145	154	428	294	537	111	326	441

Payments and Withdrawals:
Death Benefits	8	-	6	8	-	3	-	3	9
Withdrawals	1,540	50	52	95	69	160	64	59	125
Administrative Fees	1,793	86	87	211	130	285	50	169	231
Transfers (in) out	288	29	(43)	24	(7)	286	11	110	(48)
Payments and Withdrawals	3,629	165	102	338	192	734	125	341	317

Net Assets:
Net Increase (Decrease)	(87)	43	62	(64)	115	(956)	48	573	514
Beginning of Year	22,170	912	1,182	2,251	1,273	3,628	608	2,225	2,594

End of Year	$22,083	955	1,244	2,187	1,388	2,672	656	2,798	3,108

See accompanying Notes to Financial Statements

15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$33	(5)	(4)	5	(12)	(12)	(6)
Realized Gain (Loss)	490	9	15	34	86	59	106
Unrealized Appreciation (Depreciation)	(115)	63	21	40	125	153	(81)
Change in Net Assets from Operations	408	67	32	79	199	200	19

Deposits	515	90	82	191	209	215	158

Payments and Withdrawals:
Death Benefits	5	-	-	4	8	-	4
Withdrawals	133	29	26	44	69	55	39
Administrative Fees	327	48	32	100	109	102	70
Transfers (in) out	(72)	(1)	1	(42)	6	(25)	(116)
Payments and Withdrawals	393	76	59	106	192	132	(3)

Net Assets:
Net Increase (Decrease)	530	81	55	164	216	283	180
Beginning of Year	5,061	591	455	1,046	1,394	1,283	681

End of Year	$5,591	672	510	1,210	1,610	1,566	861

16

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	-	-	-	-	1	688
Realized Gain (Loss)	34	-	-	-	1	-	2	8,190
Unrealized Appreciation (Depreciation)	(33)	-	-	-	(1)	-	(3)	(56)
Change in Net Assets from Operations	2	-	-	-	-	-	-	8,822

Deposits	8	-	-	-	-	-	1	16,867

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	113
Withdrawals	-	-	-	-	-	-	-	6,468
Administrative Fees	3	-	-	-	-	-	2	9,403
Transfers (in) out	(142)	-	-	(4)	(26)	(2)	(69)	1,383
Payments and Withdrawals	(139)	-	-	(4)	(26)	(2)	(67)	17,367

Net Assets:
Net Increase (Decrease)	149	-	-	4	26	2	68	8,322
Beginning of Year	-	-	-	-	-	-	-	116,898

End of Year	$149	-	-	4	26	2	68	125,220

See accompanying Notes to Financial Statement

17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life and Century II Accumulator Variable Universal Life (Variable Universal Life), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life), is a separate account of Kansas City Life Insurance Company (KCL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in thirteen series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

18

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in common stock of “blue-chip” companies, which are generally top-quality, established growth companies.

High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds.

Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital by investing in common stock within targeted industries.

Growth Series	Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth by investing primarily in common stocks of growing companies.

VP International Fund	Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income by investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large “blue chip” companies.

Developing Leaders Portfolio	Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	High total return by investing primarily in large U.S. companies.

Small Company Portfolio	High total return by investing in small companies.

Mid Cap Value Portfolio	Growth from capital appreciation by investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Growth and Income Portfolio	High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth by investing broadly in equity securities across the technology universe.

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information	Capital gain by investing in securities of companies operating in

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Portfolio (Class II)	the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long Term Capital Appreciation by investing in growth and value stocks.

VIP Freedom Funds – Income	High Total return with preservation of capital by investing fixed income and short term money market funds.

VIP Freedom Funds – 2010	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

Fund Changes

During the year ended December 31, 2008, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date
MFS Emerging Growth Series	MFS Growth Series	May 1, 2008

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at fair value (NAV of the underlying mutual fund which is valued at fair value).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standard

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (SFAS 157).  SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.  SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets.  SFAS 157 amended SFAS 107, “Disclosure about Fair Value of Financial Instruments.”  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 157 on January 1, 2008 with no material impact to the consolidated financial statements.  Please see Note 2 Fair Value Measurement for disclosures pertaining to SFAS 157.

The aggregate cost of purchases and proceeds from sales were as follows:

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2008	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$ 1,680	$ 819
Federated High Income Bond Fund II	561	569
Federated Prime Money Fund II	4,728	4,056
MFS Research Series	841	1,139
MFS Growth Series	1,283	1,842
MFS Total Return Series	1,034	1,062
MFS Research Bond Series	517	820
MFS Strategic Income Series	240	194
MFS Utilities Series	3,671	2,631
American Century VP Capital Appreciation Fund	955	1,119
American Century VP International Fund	1,481	1,177
American Century VP Value Fund	1,599	1,135
American Century VP Income & Growth Fund	493	464
American Century VP Ultra Fund	325	163
American Century VP Mid Cap Value Fund	28	15
American Century VP Inflation Protection Fund (Class II)	659	446
Dreyfus Appreciation Portfolio	1,074	1,121
Dreyfus Developing Leaders Portfolio	1,343	1,501
Dreyfus Stock Index Fund, Inc.	3,534	5,460
The Dreyfus Socially Responsible Growth Fund, Inc.	170	194
JPMorgan U.S. Large Cap Core Equity Portfolio	187	211
JPMorgan Small Company Portfolio	803	578
JPMorgan Mid Cap Value Portfolio	497	335
Franklin Global Real Estate Securities Fund (Class II)	1,304	700
Franklin Small-Mid Cap Growth Securities Fund (Class II)	259	167
Templeton Developing Markets Securities Fund (Class II)	1,104	591
Templeton Foreign Securities Fund (Class II)	1,059	703
Calamos Growth and Income Portfolio	763	1,631
AIM V.I. Capital Appreciation Fund (Series I)	233	268
AIM V.I. Technology Fund (Series I)	77	119
AIM V.I. Core Equity Fund (Series I)	252	242
Seligman Communications and Information Portfolio (Class II)	242	347
Seligman Capital Portfolio (Class II)	435	428
Seligman Smaller-Cap Value Portfolio (Class II)	626	251
Fidelity VIP Contrafund Portfolio	381	288
Fidelity VIP Freedom Funds - Income	5	1
Fidelity VIP Freedom Funds - 2010	9	1
Fidelity VIP Freedom Funds - 2015	199	144
Fidelity VIP Freedom Funds - 2020	157	38
Fidelity VIP Freedom Funds - 2025	18	3
Fidelity VIP Freedom Funds - 2030	120	109

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2007	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$ 1,346	$ 879
Federated High Income Bond Fund II	446	272
Federated Prime Money Fund II	6,861	6,488
MFS Research Series	902	1,142
MFS Emerging Growth Series	1,322	2,004
MFS Total Return Series	960	882
MFS Research Bond Series	491	491
MFS Strategic Income Series	314	230
MFS Utilities Series	3,342	2,481
American Century VP Capital Appreciation Fund	1,241	1,112
American Century VP International Fund	1,023	969
American Century VP Value Fund	1,768	1,074
American Century VP Income & Growth Fund	455	356
American Century VP Ultra Fund	248	137
American Century VP Mid Cap Value Fund	44	4
American Century VP Inflation Protection Fund (Class II)	118	43
Dreyfus Appreciation Portfolio	747	889
Dreyfus Developing Leaders Portfolio	2,327	1,672
Dreyfus Stock Index Fund, Inc.	3,700	4,554
The Dreyfus Socially Responsible Growth Fund, Inc.	174	196
JPMorgan U.S. Large Cap Core Equity Portfolio	245	189
JPMorgan Small Company Portfolio	839	663
JPMorgan Mid Cap Value Portfolio	583	422
Franklin Global Real Estate Securities Fund (Class II)	1,224	1,131
Franklin Small-Mid Cap Growth Securities Fund (Class II)	204	177
Templeton Developing Markets Securities Fund (Class II)	1,108	903
Templeton Foreign Securities Fund (Class II)	925	638
Calamos Growth and Income Portfolio	1,279	717
AIM V.I. Capital Appreciation Fund (Series I)	167	156
AIM V.I. Technology Fund (Series I)	122	102
AIM V.I. Core Equity Fund (Series I)	280	190
Seligman Communications and Information Portfolio (Class II)	302	297
Seligman Capital Portfolio (Class II)	340	270
Seligman Smaller-Cap Value Portfolio (Class II)	446	197
Fidelity VIP Contrafund Portfolio	188	6
Fidelity VIP Freedom Funds - Income	-	-
Fidelity VIP Freedom Funds - 2010	-	-
Fidelity VIP Freedom Funds - 2015	5	-
Fidelity VIP Freedom Funds - 2020	27	-
Fidelity VIP Freedom Funds - 2025	3	-
Fidelity VIP Freedom Funds - 2030	73	3

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Fair Value Measurement

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with SFAS 157, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

Level 2 – Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. The Account invests only in funds with fair value measurements in the first two levels of the fair value hierarchy.

As of December 31, 2008 all assets measured at fair value on a recurring basis totaling $76,251 are Level 2 assets.

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under SFAS 157.
25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2008, $3,139,000 (2007 - $1,338,000) was assessed in surrender charges.

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Accumulator Variable Universal Life

A premium expense charge of 5.0% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount.

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $10.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $1.36 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

During the year ended 2008, other contract charges, primarily annual administrative fees, totaled $8,033,000 (2007 - $8,280,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life plan.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or

26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  During the year ended 2008, other contract charges totaled $682,000 (2007 - $663,000).

Century II Alliance Variable Universal Life

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2008, $648,000 (2007 - $240,000) was assessed in surrender charges and other contract charges totaled $1,633,000 (2007 - $1,490,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

27

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year are as follows:

2008:	Variable Universal Life	Survivorship Variable Universal Life	Alliance Variable Universal Life	Total Variable Universal Life
		(in thousands)

Federated American Leaders Fund II	$ 26	$ 2	$ 1	$ 29
Federated High Income Bond Fund II	9	2	1	12
Federated Prime Money Fund II	21	3	3	27
MFS Research Series	40	3	1	44
MFS Growth Series	71	5	1	77
MFS Total Return Series	30	2	2	34
MFS Research Bond Series	13	2	1	16
MFS Strategic Income Series	5	-	1	6
MFS Utilities Series	77	7	6	90
American Century VP Capital Appreciation Fund	26	1	2	29
American Century VP International Fund	33	2	2	37
American Century VP Value Fund	22	2	4	28
American Century VP Income & Growth Fund	9	1	1	11
American Century VP Ultra Fund	3	-	1	4
American Century VP Mid Cap Value Fund	-	-	-	-
American Century VP Inflation Protection Fund (Class II)	3	1	-	4
Dreyfus Appreciation Portfolio	36	2	2	40
Dreyfus Developing Leaders Portfolio	41	3	3	47
Dreyfus Stock Index Fund, Inc.	127	13	7	147
The Dreyfus Socially Responsible Growth Fund, Inc.	7	-	-	7
JPMorgan U.S. Large Cap Core Equity Portfolio	6	1	1	8
JPMorgan Small Company Portfolio	11	1	3	15
JPMorgan Mid Cap Value Portfolio	8	-	2	10
Franklin Global Real Estate Securities Fund (Class II)	14	-	3	17
Franklin Small-Mid Cap Growth Securities Fund (Class II)	4	-	1	5
Templeton Developing Markets Securities Fund (Class II)	13	1	3	17
Templeton Foreign Securities Fund (Class II)	16	1	3	20
Calamos Growth and Income Portfolio	26	3	4	33
AIM V.I. Capital Appreciation Fund (Series I)	3	-	1	4
AIM V.I. Technology Fund (Series I)	3	-	-	3
AIM V.I. Core Equity Fund (Series I)	6	-	2	8
Seligman Communications and Information Portfolio (Class II)	9	-	2	11
Seligman Capital Portfolio (Class II)	8	1	1	10
Seligman Smaller-Cap Value Portfolio (Class II)	4	-	1	5
Fidelity VIP Contrafund Portfolio	1	-	-	1
Fidelity VIP Freedom Funds - Income	-	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-	-
Fidelity VIP Freedom Funds - 2015	1	-	-	1
Fidelity VIP Freedom Funds - 2020	1	-	-	1
Fidelity VIP Freedom Funds - 2025	-	-	-	-
Fidelity VIP Freedom Funds - 2030	-	-	-	-
	$ 733	$ 59	$ 66	$ 858

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2008:	Units Purchased	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated American Leaders Fund II	39	48	(9)
Federated High Income Bond Fund II	27	36	(9)
Federated Prime Money Fund II	359	313	46
MFS Research Series	50	64	(14)
MFS Growth Series	73	99	(26)
MFS Total Return Series	34	51	(17)
MFS Research Bond Series	28	48	(20)
MFS Strategic Income Series	13	12	1
MFS Utilities Series	58	77	(19)
American Century VP Capital Appreciation Fund	41	64	(23)
American Century VP International Fund	59	62	(3)
American Century VP Value Fund	96	106	(10)
American Century VP Income & Growth Fund	37	59	(22)
American Century VP Ultra Fund	20	13	7
American Century VP Mid Cap Value Fund	3	1	2
American Century VP Inflation Protection Fund (Class II)	54	39	15
Dreyfus Appreciation Portfolio	43	73	(30)
Dreyfus Developing Leaders Portfolio	83	118	(35)
Dreyfus Stock Index Fund, Inc.	225	373	(148)
The Dreyfus Socially Responsible Growth Fund, Inc.	8	9	(1)
JPMorgan U.S. Large Cap Core Equity Portfolio	13	15	(2)
JPMorgan Small Company Portfolio	41	37	4
JPMorgan Mid Cap Value Portfolio	25	21	4
Franklin Global Real Estate Securities Fund (Class II)	41	40	1
Franklin Small-Mid Cap Growth Securities Fund (Class II)	25	22	3
Templeton Developing Markets Securities Fund (Class II)	28	28	-
Templeton Foreign Securities Fund (Class II)	38	32	6
Calamos Growth and Income Portfolio	38	104	(66)
AIM V.I. Capital Appreciation Fund (Series I)	47	52	(5)
AIM V.I. Technology Fund (Series I)	27	44	(17)
AIM V.I. Core Equity Fund (Series I)	29	31	(2)
Seligman Communications and Information Portfolio (Class II)	29	42	(13)
Seligman Capital Portfolio (Class II)	61	55	6
Seligman Smaller-Cap Value Portfolio (Class II)	22	17	5
Fidelity VIP Contrafund Portfolio	46	36	10
Fidelity VIP Freedom Funds - Income	1	1	-
Fidelity VIP Freedom Funds - 2010	1	-	1
Fidelity VIP Freedom Funds - 2015	20	14	6
Fidelity VIP Freedom Funds - 2020	16	4	12
Fidelity VIP Freedom Funds - 2025	2	-	2
Fidelity VIP Freedom Funds - 2030	13	13	-

29

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2008, follows:

						For the Year Ended
	At December 31, 2008					December 31, 2008

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	205	$ 7.341	to	$ 14.163	$ 2,615	1.85%	0.5% to 0.9%	-34.39%	to	-34.12%
Federated High Income Bond Fund II	89	11.129	to	13.174	1,120	9.71	0.5 to 0.9	-26.66%	to	-26.36%
Federated Prime Money Fund II	291	11.614	to	13.979	3,923	2.51	0.5 to 0.9	1.62%	to	2.03%
MFS Research Series	278	7.794	to	14.108	3,680	0.53	0.5 to 0.9	-36.66%	to	-36.41%
MFS Emerging Growth Series	478	6.910	to	14.025	6,276	0.23	0.5 to 0.9	-37.98%	to	-37.73%
MFS Total Return Series	196	10.818	to	19.066	3,345	3.18	0.5 to 0.9	-22.83%	to	-22.52%
MFS Research Bond Series	105	13.626	to	16.988	1,713	3.02	0.5 to 0.9	-3.24%	to	-2.85%
MFS Strategic Income Series	48	12.798	to	13.590	637	6.07	0.5 to 0.9	-12.83%	to	-12.48%
MFS Utilities Series	307	12.934	to	28.908	7,511	1.54	0.5 to 0.9	-38.23%	to	-37.98%
American Century VP Capital Appreciation Fund	178	9.119	to	12.326	2,122	0.00	0.5 to 0.9	-46.67%	to	-46.45%
American Century VP International Fund	218	8.672	to	14.570	2,898	0.83	0.5 to 0.9	-45.32%	to	-45.10%
American Century VP Value Fund	336	8.110	to	11.190	2,934	2.46	0.5 to 0.9	-27.43%	to	-27.14%
American Century VP Income & Growth Fund	162	5.666	to	8.338	966	2.07	0.5 to 0.9	-35.17%	to	-34.91%
American Century VP Ultra Fund	52	8.533	to	8.728	446	0.00	0.5 to 0.9	-42.01%	to	-41.77%
American Century VP Mid Cap Value Fund	6	8.048	to	8.134	45	0.00	0.5 to 0.9	-25.03%	to	-24.73%
American Century VP Inflation Protection Fund (Class II)	37	11.358	to	11.617	422	4.55	0.5 to 0.9	-2.48%	to	-2.09%
Dreyfus Appreciation Portfolio	286	8.680	to	12.675	3,499	2.02	0.5 to 0.9	-30.18%	to	-29.90%
Dreyfus Developing Leaders Portfolio	427	6.647	to	9.551	3,874	0.92	0.5 to 0.9	-38.15%	to	-37.90%
Dreyfus Stock Index Fund, Inc.	1,120	7.720	to	11.374	12,106	2.08	0.5 to 0.9	-37.71%	to	-37.46%
The Dreyfus Socially Responsible Growth Fund, Inc.	36	6.243	to	19.940	601	0.75	0.5 to 0.9	-35.01%	to	-34.75%
JPMorgan U.S. Large Cap Core Equity Portfolio	76	7.247	to	11.515	789	1.35	0.5 to 0.9	-34.57%	to	-34.31%
JPMorgan Small Company Portfolio	128	9.241	to	13.584	1,497	0.19	0.5 to 0.9	-32.60%	to	-32.33%
JPMorgan Mid Cap Value Portfolio	79	12.167	to	12.444	968	1.09	0.5 to 0.9	-33.81%	to	-33.54%
Franklin Global Real Estate Securities Fund (Class II)	128	11.471	to	12.517	1,534	1.01	0.5 to 0.9	-42.91%	to	-42.68%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	4.881	to	7.036	391	0.00	0.5 to 0.9	-43.01%	to	-42.78%
Templeton Developing Markets Securities Fund (Class II)	92	13.489	to	16.795	1,316	2.68	0.5 to 0.9	-53.13%	to	-52.94%
Templeton Foreign Securities Fund (Class II)	118	10.108	to	20.085	1,875	2.37	0.5 to 0.9	-40.91%	to	-40.68%
Calamos Growth and Income Portfolio	235	10.851	to	13.623	2,993	1.10	0.5 to 0.9	-32.35%	to	-32.08%
AIM V.I. Capital Appreciation Fund (Series I)	98	3.448	to	6.059	366	0.00	0.5 to 0.9	-43.01%	to	-42.78%
AIM V.I. Technology Fund (Series I)	131	1.681	to	4.651	256	0.00	0.5 to 0.9	-45.00%	to	-44.78%
AIM V.I. Core Equity Fund (Series I)	133	5.759	to	7.370	829	2.20	0.5 to 0.9	-30.77%	to	-30.49%
Seligman Communications and Information Portfolio (Class II)	150	5.842	to	8.444	934	0.00	0.5 to 0.9	-36.95%	to	-36.70%
Seligman Capital Portfolio (Class II)	182	4.319	to	5.923	833	0.00	0.5 to 0.9	-48.56%	to	-48.35%
Seligman Smaller-Cap Value Portfolio (Class II)	52	10.973	to	11.223	580	0.00	0.5 to 0.9	-40.12%	to	-39.88%
Fidelity VIP Contrafund Portfolio	23	6.300	to	6.342	146	0.94	0.5 to 0.9	-43.21%	to	-42.98%
Fidelity VIP Freedom Funds - Income	-	9.062	to	9.122	4	8.74	0.5 to 0.9	-11.51%	to	-11.15%
Fidelity VIP Freedom Funds - 2010	1	7.640	to	7.691	7	10.70	0.5 to 0.9	-25.84%	to	-25.54%
Fidelity VIP Freedom Funds - 2015	6	7.437	to	7.487	44	2.67	0.5 to 0.9	-27.95%	to	-27.66%
Fidelity VIP Freedom Funds - 2020	14	6.886	to	6.932	97	3.49	0.5 to 0.9	-33.40%	to	-33.14%
Fidelity VIP Freedom Funds - 2025	2	6.732	to	6.778	12	4.23	0.5 to 0.9	-34.95%	to	-34.69%
Fidelity VIP Freedom Funds - 2030	7	6.353	to	6.395	47	2.45	0.5 to 0.9	-38.73%	to	-38.48%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	214	$ 11.143	to	$ 21.585	$ 4,197	1.43%	0.5% to 0.9%	-10.48%	to	-10.12%
Federated High Income Bond Fund II	98	15.113	to	17.962	1,678	7.74	0.5 to 0.9	2.50%	to	2.91%
Federated Prime Money Fund II	245	11.383	to	13.756	3,251	4.66	0.5 to 0.9	3.87%	to	4.29%
MFS Research Series	292	12.255	to	22.273	6,142	0.68	0.5 to 0.9	12.18%	to	12.64%
MFS Emerging Growth Series	504	11.097	to	22.613	10,715	0.00	0.5 to 0.9	20.08%	to	20.57%
MFS Total Return Series	213	13.963	to	24.707	4,768	2.54	0.5 to 0.9	3.28%	to	3.69%
MFS Research Bond Series	125	14.026	to	17.558	2,123	3.29	0.5 to 0.9	3.27%	to	3.68%
MFS Strategic Income Series	47	14.622	to	15.589	727	4.88	0.5 to 0.9	2.75%	to	3.17%
MFS Utilities Series	326	20.855	to	46.799	13,187	0.92	0.5 to 0.9	26.74%	to	27.26%
American Century VP Capital Appreciation Fund	201	17.030	to	23.111	4,520	0.00	0.5 to 0.9	44.49%	to	45.07%
American Century VP International Fund	221	15.795	to	26.646	5,441	0.65	0.5 to 0.9	16.99%	to	17.46%
American Century VP Value Fund	346	11.176	to	15.358	4,122	1.52	0.5 to 0.9	-5.99%	to	-5.61%
American Century VP Income & Growth Fund	184	8.741	to	12.811	1,693	1.83	0.5 to 0.9	-0.97%	to	-0.57%
American Century VP Ultra Fund	45	14.714	to	14.989	672	0.00	0.5 to 0.9	19.93%	to	20.41%
American Century VP Mid Cap Value Fund	4	10.734	to	10.806	44	1.03	0.5 to 0.9	-3.18%	to	-2.80%
American Century VP Inflation Protection Fund (Class II)	22	11.647	to	11.865	255	4.52	0.5 to 0.9	8.54%	to	8.97%
Dreyfus Appreciation Portfolio	316	12.383	to	18.154	5,543	1.54	0.5 to 0.9	6.17%	to	6.60%
Dreyfus Developing Leaders Portfolio	462	10.705	to	15.443	6,782	0.75	0.5 to 0.9	-11.86%	to	-11.51%
Dreyfus Stock Index Fund, Inc.	1,268	12.344	to	18.258	22,083	1.71	0.5 to 0.9	4.31%	to	4.73%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	9.568	to	30.599	955	0.52	0.5 to 0.9	6.81%	to	7.24%
JPMorgan U.S. Large Cap Core Equity Portfolio	78	11.032	to	17.551	1,244	1.09	0.5 to 0.9	0.74%	to	1.15%
JPMorgan Small Company Portfolio	124	13.655	to	20.098	2,187	0.01	0.5 to 0.9	-6.52%	to	-6.14%
JPMorgan Mid Cap Value Portfolio	75	18.381	to	18.725	1,388	0.84	0.5 to 0.9	1.53%	to	1.94%
Franklin Global Real Estate Securities Fund (Class II)	127	20.012	to	21.864	2,672	2.33	0.5 to 0.9	-21.58%	to	-21.26%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	72	8.565	to	12.298	656	0.00	0.5 to 0.9	10.24%	to	10.68%
Templeton Developing Markets Securities Fund (Class II)	92	28.779	to	35.691	2,798	2.30	0.5 to 0.9	27.63%	to	28.14%
Templeton Foreign Securities Fund (Class II)	112	17.039	to	33.899	3,108	1.96	0.5 to 0.9	14.42%	to	14.88%
Calamos Growth and Income Portfolio	301	15.975	to	20.081	5,591	1.40	0.5 to 0.9	7.89%	to	8.32%
AIM V.I. Capital Appreciation Fund (Series I)	103	6.050	to	10.588	672	0.00	0.5 to 0.9	11.01%	to	11.45%
AIM V.I. Technology Fund (Series I)	148	3.056	to	8.423	510	0.00	0.5 to 0.9	6.73%	to	7.16%
AIM V.I. Core Equity Fund (Series I)	135	8.319	to	10.604	1,210	1.17	0.5 to 0.9	7.14%	to	7.57%
Seligman Communications and Information Portfolio (Class II)	163	9.266	to	13.339	1,610	0.00	0.5 to 0.9	14.08%	to	14.54%
Seligman Capital Portfolio (Class II)	176	8.396	to	11.467	1,566	0.00	0.5 to 0.9	15.20%	to	15.67%
Seligman Smaller-Cap Value Portfolio (Class II)	47	18.326	to	18.669	861	0.00	0.5 to 0.9	3.02%	to	3.44%
Fidelity VIP Contrafund Portfolio [d]	13	11.092	to	11.122	149	1.99	0.5 to 0.9	10.92%	to	11.22%
Fidelity VIP Freedom Funds - Income [d]	0	10.240	to	10.267	-	0.00	0.5 to 0.9	2.40%	to	2.67%
Fidelity VIP Freedom Funds - 2010 [d]	0	10.302	to	10.330	-	0.00	0.5 to 0.9	3.02%	to	3.29%
Fidelity VIP Freedom Funds - 2015 [d]	0	10.321	to	10.349	4	25.52	0.5 to 0.9	3.21%	to	3.49%
Fidelity VIP Freedom Funds - 2020 [d]	2	10.340	to	10.368	26	14.71	0.5 to 0.9	3.40%	to	3.68%
Fidelity VIP Freedom Funds - 2025 [d]	0	10.350	to	10.378	2	7.50	0.5 to 0.9	3.50%	to	3.78%
Fidelity VIP Freedom Funds - 2030 [d]	7	10.368	to	10.396	68	5.98	0.5 to 0.9	3.68%	to	3.96%

[a]  The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2007.

31

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	215	$ 12.397	to	$ 24.112	$ 4,742	1.46%	0.5% to 0.9%	15.76%	to	16.23%
Federated High Income Bond Fund II	95	14.685	to	17.525	1,578	8.76	0.5 to 0.9	9.81%	to	10.25%
Federated Prime Money Fund II	225	10.915	to	13.243	2,878	4.40	0.5 to 0.9	3.57%	to	3.99%
MFS Research Series	302	10.880	to	19.854	5,693	0.49	0.5 to 0.9	9.49%	to	9.93%
MFS Emerging Growth Series	532	9.204	to	18.832	9,457	0.00	0.5 to 0.9	6.93%	to	7.36%
MFS Total Return Series	218	13.465	to	23.923	4,732	2.30	0.5 to 0.9	10.89%	to	11.34%
MFS Research Bond Series	128	13.528	to	17.002	2,106	4.29	0.5 to 0.9	3.12%	to	3.53%
MFS Strategic Income Series	44	14.173	to	15.171	654	5.09	0.5 to 0.9	5.72%	to	6.14%
MFS Utilities Series	320	16.388	to	36.924	10,365	1.98	0.5 to 0.9	30.09%	to	30.61%
American Century VP Capital Appreciation Fund	193	11.739	to	15.995	3,006	0.00	0.5 to 0.9	16.17%	to	16.64%
American Century VP International Fund	216	13.447	to	22.776	4,585	1.57	0.5 to 0.9	23.91%	to	24.40%
American Century VP Value Fund	325	11.888	to	16.272	4,075	1.29	0.5 to 0.9	17.59%	to	18.06%
American Century VP Income & Growth Fund	177	8.826	to	12.884	1,631	1.76	0.5 to 0.9	16.04%	to	16.50%
American Century VP Ultra Fund	37	12.269	to	12.449	452	0.00	0.5 to 0.9	-4.14%	to	-3.76%
American Century VP Mid Cap Value Fund [d]	1	11.087	to	11.117	6	1.80	0.5 to 0.9	10.87%	to	11.17%
American Century VP Inflation Protection (Class II)	16	10.731	to	10.888	168	3.33	0.5 to 0.9	0.70%	to	1.10%
Dreyfus Appreciation Portfolio	326	11.617	to	17.100	5,392	1.53	0.5 to 0.9	15.44%	to	15.90%
Dreyfus Developing Leaders Portfolio	481	12.097	to	17.521	8,024	0.40	0.5 to 0.9	2.84%	to	3.25%
Dreyfus Stock Index Fund, Inc.	1,324	11.786	to	17.504	22,170	1.67	0.5 to 0.9	14.47%	to	14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	8.921	to	28.568	912	0.11	0.5 to 0.9	8.23%	to	8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio	74	10.906	to	17.373	1,182	0.97	0.5 to 0.9	15.53%	to	15.99%
JPMorgan Small Company Portfolio	116	14.549	to	21.440	2,251	0.00	0.5 to 0.9	13.98%	to	14.43%
JPMorgan Mid Cap Value Portfolio	70	18.104	to	18.369	1,273	0.53	0.5 to 0.9	15.80%	to	16.26%
Franklin Real Estate Fund (Class II)	135	25.415	to	27.803	3,628	1.96	0.5 to 0.9	19.51%	to	19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	7.769	to	11.111	608	0.00	0.5 to 0.9	7.72%	to	8.15%
Templeton Developing Markets Securities Fund (Class II)	95	22.550	to	27.853	2,225	1.12	0.5 to 0.9	26.95%	to	27.45%
Templeton Foreign Securities Fund (Class II)	105	14.832	to	29.546	2,594	1.25	0.5 to 0.9	20.36%	to	20.84%
Calamos Growth and Income Portfolio	294	14.748	to	18.561	5,061	2.07	0.5 to 0.9	8.47%	to	8.90%
AIM V. I. Capital Appreciation Fund (Series I)	101	5.450	to	9.500	591	0.06	0.5 to 0.9	6.83%	to	7.26%
AIM V. I. Technology Fund (Series I)	142	2.863	to	7.860	455	0.00	0.5 to 0.9	9.49%	to	9.93%
AIM V. I. Core Equity Fund (Series I)	126	7.764	to	9.857	1,046	1.67	0.5 to 0.9	14.21%	to	14.67%
Seligman Communications and Information Portfolio (Class II)	161	8.123	to	11.646	1,394	0.00	0.5 to 0.9	20.92%	to	21.41%
Seligman Capital Portfolio (Class II)	166	7.288	to	9.914	1,283	0.00	0.5 to 0.9	4.86%	to	5.28%
Seligman Smaller-Cap Value Portfolio (Class II)	38	17.789	to	18.049	681	0.00	0.5 to 0.9	19.91%	to	20.39%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2006

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2005					December 31, 2005

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	222	$ 10.666	to	$ 20.828	$ 4,263	1.51%	0.5% to 0.9%	4.08%	to	4.50%
Federated High Income Bond Fund II	113	13.320	to	15.959	1,692	8.07	0.5 to 0.9	1.74%	to	2.15%
Federated Prime Money Fund II	298	10.497	to	12.786	3,721	2.66	0.5 to 0.9	1.77%	to	2.18%
MFS Research Series	299	9.898	to	18.133	5,147	0.47	0.5 to 0.9	6.84%	to	7.26%
MFS Emerging Growth Series	562	8.573	to	17.611	9,341	0.00	0.5 to 0.9	8.21%	to	8.65%
MFS Total Return Series	218	12.094	to	21.573	4,282	1.98	0.5 to 0.9	1.90%	to	2.31%
MFS Research Bond Series	133	13.066	to	16.488	2,121	5.03	0.5 to 0.9	0.61%	to	1.01%
MFS Strategic Income Series	43	13.353	to	14.351	599	6.69	0.5 to 0.9	0.98%	to	1.38%
MFS Utilities Series	327	12.547	to	28.383	8,309	0.59	0.5 to 0.9	15.79%	to	16.26%
American Century VP Capital Appreciation Fund	181	10.065	to	13.768	2,453	0.00	0.5 to 0.9	20.97%	to	21.46%
American Century VP International Fund	213	10.809	to	18.381	3,721	1.19	0.5 to 0.9	12.24%	to	12.69%
American Century VP Value Fund	300	10.110	to	13.782	3,174	0.83	0.5 to 0.9	4.09%	to	4.51%
American Century VP Income & Growth Fund	167	7.606	to	11.059	1,331	1.82	0.5 to 0.9	3.70%	to	4.11%
American Century VP Ultra Fund	30	12.799	to	12.935	385	0.00	0.5 to 0.9	1.25%	to	1.66%
American Century VP Inflation Protection (Class II)	16	10.656	to	10.769	169	4.22	0.5 to 0.9	0.66%	to	1.06%
Dreyfus Appreciation Portfolio	338	10.023	to	14.813	4,866	0.02	0.5 to 0.9	3.45%	to	3.86%
Dreyfus Developing Leaders Portfolio	488	11.715	to	17.037	7,947	0.00	0.5 to 0.9	4.86%	to	5.27%
Dreyfus Stock Index Fund, Inc.	1,400	10.256	to	15.292	20,529	1.61	0.5 to 0.9	3.76%	to	4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	8.211	to	26.325	889	0.00	0.5 to 0.9	2.69%	to	3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio	73	9.402	to	14.996	1,010	1.22	0.5 to 0.9	0.44%	to	0.85%
JPMorgan Small Company Portfolio	94	12.714	to	18.759	1,636	0.00	0.5 to 0.9	2.49%	to	2.90%
JPMorgan Mid Cap Value Portfolio	50	15.634	to	15.800	781	0.18	0.5 to 0.9	8.24%	to	8.67%
Franklin Real Estate Fund (Class II)	129	21.182	to	23.201	2,906	1.35	0.5 to 0.9	12.46%	to	12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	7.212	to	10.273	550	0.00	0.5 to 0.9	3.85%	to	4.27%
Templeton Developing Markets Securities Fund (Class II)	65	17.763	to	21.854	1,193	1.30	0.5 to 0.9	26.29%	to	26.79%
Templeton Foreign Securities Fund (Class II)	88	12.274	to	24.481	1,862	1.12	0.5 to 0.9	9.18%	to	9.62%
Calamos Growth and Income Portfolio	282	13.542	to	17.065	4,471	2.39	0.5 to 0.9	6.19%	to	6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	5.102	to	8.857	578	0.00	0.5 to 0.9	5.26%	to	5.68%
AIM V. I. Technology Fund (Series I)	132	2.615	to	7.150	381	0.00	0.5 to 0.9	1.26%	to	1.67%
AIM V. I. Premier Equity Fund (Series I)	116	6.798	to	8.596	823	0.84	0.5 to 0.9	4.71%	to	5.13%
Seligman Communications and Information Portfolio (Class II)	147	6.718	to	9.593	1,041	0.00	0.5 to 0.9	6.56%	to	6.99%
Seligman Capital Portfolio (Class II)	164	6.951	to	9.417	1,200	0.00	0.5 to 0.9	11.20%	to	11.64%
Seligman Smaller-Cap Value Portfolio (Class II)	29	14.835	to	14.992	427	0.23	0.5 to 0.9	-4.98%	to	-4.61%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2004					December 31, 2004

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	241	$ 10.207	to	$ 20.011	$ 4,464	1.44%	0.5% to 0.9%	8.79%	to	9.22%
Federated High Income Bond Fund II	113	13.040	to	15.686	1,652	7.70	0.5 to 0.9	9.47%	to	9.91%
Federated Prime Money Fund II	296	10.273	to	12.564	3,627	0.81	0.5 to 0.9	-0.09%	to	0.31%
MFS Research Series	318	9.227	to	16.973	5,119	1.06	0.5 to 0.9	14.81%	to	15.27%
MFS Emerging Growth Series	591	7.891	to	16.275	9,072	0.00	0.5 to 0.9	11.95%	to	12.39%
MFS Total Return Series	224	11.821	to	21.170	4,343	1.64	0.5 to 0.9	10.32%	to	10.77%
MFS Bond Series	130	12.936	to	16.389	2,060	5.90	0.5 to 0.9	5.11%	to	5.53%
MFS Strategic Income Series	42	13.172	to	14.212	579	5.31	0.5 to 0.9	6.76%	to	7.19%
MFS Utilities Series	321	10.793	to	24.511	7,169	1.45	0.5 to 0.9	29.03%	to	29.55%
American Century VP Capital Appreciation Fund	180	8.287	to	11.381	2,021	0.00	0.5 to 0.9	6.62%	to	7.05%
American Century VP International Fund	240	9.592	to	16.376	3,705	0.55	0.5 to 0.9	13.89%	to	14.35%
American Century VP Value Fund	263	9.712	to	13.187	2,655	0.97	0.5 to 0.9	13.31%	to	13.76%
American Century VP Income & Growth Fund	148	7.335	to	10.622	1,129	1.38	0.5 to 0.9	11.98%	to	12.43%
American Century VP Inflation Protection Fund (Class II)	15	10.587	to	10.656	155	3.15	0.5 to 0.9	4.86%	to	5.29%
American Century VP Ultra Fund	12	12.641	to	12.724	149	0.00	0.5 to 0.9	9.68%	to	10.12%
Dreyfus Appreciation Portfolio	350	9.651	to	14.320	4,895	1.63	0.5 to 0.9	4.10%	to	4.52%
Dreyfus Developing Leaders Portfolio	509	11.128	to	16.248	7,943	0.20	0.5 to 0.9	10.34%	to	10.79%
Dreyfus Stock Index Fund, Inc.	1,436	9.845	to	14.738	20,375	1.83	0.5 to 0.9	9.64%	to	10.09%
The Dreyfus Socially Responsible Growth Fund, Inc.	40	7.964	to	25.565	899	0.41	0.5 to 0.9	5.25%	to	5.68%
JPMorgan Large Cap Core Equity Portfolio	73	9.323	to	14.889	1,023	0.75	0.5 to 0.9	8.51%	to	8.94%
JPMorgan Small Company Portfolio	76	12.355	to	18.253	1,326	0.00	0.5 to 0.9	26.03%	to	26.54%
JPMorgan Mid Cap Value Portfolio	26	14.445	to	14.539	383	0.19	0.5 to 0.9	19.97%	to	20.45%
Franklin Real Estate Fund (Class II)	118	18.760	to	20.573	2,361	1.86	0.5 to 0.9	30.62%	to	31.14%
Franklin Small Cap Fund (Class II)	79	6.945	to	9.853	573	0.00	0.5 to 0.9	10.48%	to	10.92%
Templeton Developing Markets Securities Fund (Class II)	51	14.066	to	17.236	743	2.20	0.5 to 0.9	23.59%	to	24.09%
Templeton Foreign Securities Fund (Class II)	70	11.197	to	22.360	1,389	1.05	0.5 to 0.9	17.46%	to	17.94%
Calamos Growth and Income Portfolio	268	12.702	to	16.026	4,014	1.23	0.5 to 0.9	10.10%	to	10.55%
AIM V. I. Dent Demographic Trends Fund (Series I)	131	4.847	to	8.382	674	0.00	0.5 to 0.9	7.28%	to	7.72%
AIM V. I. Technology Fund (Series I)	134	2.583	to	7.033	383	0.00	0.5 to 0.9	3.72%	to	4.16%
AIM V. I. Premier Equity Fund (Series I)	127	6.492	to	8.176	857	0.49	0.5 to 0.9	4.83%	to	5.24%
Seligman Communications and Information Portfolio (Class II)	155	6.304	to	8.966	1,028	0.00	0.5 to 0.9	9.86%	to	10.31%
Seligman Capital Portfolio (Class II)	177	6.251	to	8.435	1,153	0.00	0.5 to 0.9	7.32%	to	7.77%
Seligman Small Cap Value Portfolio (Class II)	14	15.614	to	15.716	213	0.03	0.5 to 0.9	18.53%	to	19.01%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

34

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprising individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2008, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2008, and the results of its operations for the period or year then ended, the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 10, 2009

35

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009 for the

Century II Accumulator Variable Universal Life Insurance Contract

CONNECTICUT

For Contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

♦	Add the following paragraph to Transfer Privilege on page 29 of the Prospectus.

Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5815

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009 for the

Century II Accumulator Variable Universal Life Insurance Contract

MARYLAND

For Contracts sold in the state of Maryland, we change the Prospectus as follows to provide for the Right to Exchange provision:

♦	Add the following paragraph to Transfer Privilege on page 29 of the Prospectus.

Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5814